                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                   dated as of

                                November 5, 1999

                                      among

                    Universal City Development Partners, LP,

                            The Banks Listed Herein,

                                       and

                   Morgan Guaranty Trust Company of New York,

                             as Administrative Agent

                                       and

                               as Collateral Agent

                             -----------------------

                          J.P. Morgan Securities Inc.,

                                  Lead Arranger

                            The Bank of Nova Scotia,

                         Banc of America Securities LLC

                                       and

                         National Westminster Bank Plc,

                                    Arrangers

                                        TABLE OF CONTENTS

                                     ----------------------

                                                                                                  PAGE

ARTICLE 1
     DEFINITIONS

ARTICLE 2
     THE FACILITIES

ARTICLE 3
     CONDITIONS

ARTICLE 4
     REPRESENTATIONS AND WARRANTIES

ARTICLE 5
     COVENANTS

ARTICLE 6
     DEFAULTS
     SECTION 6.01.  Events of Default...............................................................58

                                       ii

                                                                                                  PAGE

     SECTION 6.02.  Required Bank Consents to Transfer of Interests.................................64
     SECTION 6.03.  Notice of Default...............................................................64

ARTICLE 7
     AGENTS

ARTICLE 8
     CHANGE IN CIRCUMSTANCES

ARTICLE 9
     MISCELLANEOUS

                                      iii

Schedule A    Total Exposures
Schedule B    Pricing Schedule
Schedule C    Project Documents
Schedule D    License Agreements
Schedule E    Form of Compliance Certificate
Schedule F    Insurance
Schedule G    Scheduled Affiliate Transactions
Schedule H    Tax Indebtedness
EXHIBIT A     Form of Note
EXHIBIT B     Subordination Agreement
EXHIBIT C     Opinion Coverage of Counsel for the Borrower
EXHIBIT D     Opinion of Special Counsel for the Agents
EXHIBIT E     Assignment and Assumption Agreement
EXHIBIT F     Pledge Agreement
EXHIBIT G     Form of Notice of Borrowing

     AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 5, 1999 among
UNIVERSAL CITY DEVELOPMENT PARTNERS, LP (successor to UNIVERSAL CITY FLORIDA
PARTNERS and UNIVERSAL CITY DEVELOPMENT PARTNERS), the BANKS listed on the signature pages hereof, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as
Administrative Agent and as Collateral Agent.

                              W I T N E S S E T H :

     WHEREAS, Universal (as this and other capitalized terms are defined in
Section 1.01 below) and Rank indirectly own equal interests in Studio, which owns, operates and derives profit from the Studio Theme Park; and

     WHEREAS, Studio, the Banks, the Administrative Agent and the Collateral
Agent are parties to the Studio Credit Agreement; and

     WHEREAS, Universal and Rank indirectly own equal interests in Islands, which has completed construction of, and now owns, operates and derives profit from, the Islands Theme Park; and

     WHEREAS, Islands, the Banks, the Administrative Agent and the Collateral
Agent are parties to the Islands Credit Agreement; and

     WHEREAS, the Completion Date occurred under the Islands Credit Agreement on
July 4, 1999; and

     WHEREAS, pursuant to and on the terms set forth in the Original Pledge
Agreement, all partnership interests in each of Studio and Islands have been pledged by each partner therein to secure portions of the respective obligations of Islands and Studio under the Existing Credit Agreements and related obligations; and

     WHEREAS, J.P. Morgan Delaware, the original Collateral Agent under the
Original Pledge Agreement, has merged with and into Morgan Guaranty Trust
Company of New York; and

     WHEREAS, Islands and Studio propose to effect the Partnership
Simplification, pursuant to which each of Islands and Studio will convert to a
Delaware limited partnership, and then merge with one another, with Islands as the surviving entity; and

     WHEREAS, the parties hereto wish to consolidate, amend and restate the
Existing Credit Agreements to permit the Partnership Simplification and to simplify and clarify the application of the Existing Credit Agreements after giving effect to the Completion Date and the Partnership Simplification;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto hereby agree that the Existing Credit
Agreements are consolidated, amended and restated in their entirety as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

     "ADMINISTRATIVE AGENT" means Morgan Guaranty Trust Company of New York in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

     "ADMINISTRATIVE QUESTIONNAIRE" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

     "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by or under common control with that Person.
For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Each partner in the Borrower, and each of their respective
Affiliates, shall be deemed an Affiliate of the Borrower.

     "AGENT" means the Administrative Agent or the Collateral Agent, and
"AGENTS" means both of them.

     "AGREEMENT" means, collectively, the Islands Credit Agreement and the
Studio Credit Agreement, as consolidated, amended and restated by this Amended
Agreement, and as the same may be further amended and in effect from time to time.

     "ALLOCATED EQUITY" has the meaning set forth in the Islands Credit
Agreement.

                                        2

     "ALLOWED MULTIPLE" means (i) with respect to any Borrowing or Group of Term
Loans, $10,000,000 or any larger multiple of $1,000,000 and (ii) with respect to any Borrowing or Group of Working Capital Loans, $3,000,000 or any larger multiple of $1,000,000.

     "AMENDED AGREEMENT" means this Amended and Restated Credit Agreement dated as of November 5, 1999.

     "AMENDED PLEDGE AGREEMENT" means the Amended and Restated Pledge Agreement dated as of January__, 2000, substantially in the form of Exhibit F hereto.

     "AMENDED SUBORDINATION AGREEMENT" means the Amended and Restated
Subordination Agreement dated as of January__, 2000, substantially in the form of Exhibit B hereto.

     "AMORTIZATION DATE" means each Quarterly Date from and including December
31, 1999 to and including June 30, 2007.

     "APPLICABLE" means with reference to any financial calculation (i) on and after the Merger Date, the amount thereof determined for the Borrower on a stand alone basis and (ii) prior to the Merger Date, the combined amount thereof for
Islands and Studio, eliminating inter-company items between Islands and Studio.

     "APPLICABLE LENDING OFFICE" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

     "ARRANGERS" means The Bank of Nova Scotia, Banc of America Securities LLC
and National Westminster Bank Plc.

     "ASSIGNEE" has the meaning set forth in Section 9.06(e).

     "AUTHORIZED OFFICER" means any of the President, Executive Vice President,
Vice President, Chief Financial Officer, Treasurer or Controller of the
Borrower, or any officer exercising similar functions.

     "BANK" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

                                        3

     "BASE RATE" means, for any day, a rate per annum equal to the higher of (i)
the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds
Rate for such day.

     "BASE RATE LOAN" means a Loan which bears interest at the Base Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate
Election or a Loan which is made as or becomes a Base Rate Loan pursuant to the provisions of Article 8.

     "BASE RATE MARGIN" means a rate per annum determined in accordance with the
Pricing Schedule.

     "BORROWER" means Islands Delaware, as the surviving entity in the Merger.

     "BORROWER ACCOUNT" means the account specified on the signature pages hereof into which all Loans to the Borrower shall be made available, or such other account as the Borrower shall from time to time specify for such purpose by notice to the Administrative Agent.

     "BORROWER PARTNERSHIP AGREEMENT" means item 1 of Schedule C.

     "BORROWING" means a borrowing hereunder consisting of Loans of the same
Class and Type made to the Borrower at the same time by the Banks pursuant to
Article 2.

     "CAPITAL EXPENDITURES" means, for any period, the gross additions to property, plant and equipment and other capital expenditures for tangible property for such period, but excluding (to the extent that they would otherwise be included) any and all expenditures made for the replacement or restoration of assets to the extent financed by condemnation awards or proceeds of insurance received with respect to the loss or taking of or damage to the asset or assets being replaced or restored.

     "CAPITAL LEASE" means, as applied to any Person, any lease of any property
(whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that
Person.

     "CLASS" has the meaning specified in Section 1.03.

     "COLLATERAL" means collateral expressed by the terms of the Collateral
Documents to be subject to the Liens created thereby.

                                        4

     "COLLATERAL AGENT" means Morgan Guaranty Trust Company of New York
(successor by merger to J.P. Morgan Delaware) in its capacity as collateral agent for the Banks under the Collateral Documents, and its successors in such capacity.

     "COLLATERAL DOCUMENTS" means the Pledge Agreement, any additional pledges, security agreements or mortgages required to be delivered pursuant to the Loan
Documents and any instruments of assignment executed pursuant to the foregoing.

     "COMBINED TOTAL EXPOSURE" has the meaning set forth in Section 2.08(c).

     "COMMITMENT" means any Remaining Term Loan Commitment or Working Capital
Commitment, and "COMMITMENTS" means any or all of the foregoing, as the context may require.

     "COMPANY" means each party to any Transaction Document, other than the
Agents, the Banks, the Lead Arranger and the Arrangers.

     "COMPLETION" has the meaning set forth in the Islands Credit Agreement.

     "COMPLETION DATE" means July 4, 1999, the date on which the "Completion
Date" (as defined in the Islands Credit Agreement) occurred.

     "CONSTRUCTION COSTS" has the meaning set forth in the Islands Credit
Agreement.

     "CONTINGENT OBLIGATION" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any
Indebtedness, lease, dividend, letter of credit or other obligation of another
Person if the primary purpose thereof by the Person incurring the Contingent
Obligation is to provide assurance to the obligee of such obligation of another
Person that such obligation of another Person will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. Contingent Obligations shall include, without limitation, (a)
the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse (in each case as to the primary obligor's ability to pay or perform) by such Person of the obligation of another Person, and (b)
any liability of such Person for the obligations of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security

                                        5

therefor, or to provide funds for the payment or discharge of such obligation
(whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under clauses
(i), (ii) or (iii) of this sentence the primary purpose thereof is as described in the preceding sentence; provided, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the relevant Person in good faith.

     "CONTRACTUAL OBLIGATION" means, as applied to any Person, any provision of any Securities issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement, license, franchise or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "CURRENT REQUIRED EQUITY ALLOCATION" has the meaning set forth in the
Islands Credit Agreement.

     "DEBT SERVICE" means Interest plus Scheduled Amortization.

     "DEBT SERVICE COVERAGE RATIO" means, at any date, the ratio of Applicable
EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date to Applicable Debt Service for such four- quarter period.

     "DEFAULT" means any condition or event which constitutes an Event of
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "DERIVATIVES OBLIGATIONS" of any Person means all obligations of such
Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing

                                        6

transactions) or any combination of the foregoing transactions.  Derivatives
Obligations incurred for bona fide hedging purposes are not Investments.

     "DOLLARS" means the lawful money of the United States of America.

     "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

     "DOMESTIC LENDING OFFICE" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its
Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

     "EBITDA" means net income, after deducting all expenses and other proper charges except interest, income taxes, depreciation and amortization (including amortization of pre-opening expenses), in each case determined in accordance with GAAP, and eliminating (i) all earnings attributable to equity interests in other Persons unless actually received, (ii) all income arising from the forgiveness, adjustment or negotiated settlement of any indebtedness, (iii) any extraordinary item of gain or loss, (iv) interest income and (v) pre-opening expenses which would have been capitalized in accordance with GAAP as in effect at the date of the Existing Credit Agreements but not in accordance with GAAP as in effect at the Completion Date.

     "EFFECTIVE DATE" means the date this Amended Agreement becomes effective in accordance with Section 3.02.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended, or any successor statute.

     "ERISA AFFILIATE" means, as applied to any Person, any trade or business
(whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control with that Person within the meaning of the regulations promulgated under Section 414 of the Internal Revenue
Code.

     "EURO-DOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London, England.

                                        7

     "EURO-DOLLAR LENDING OFFICE" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire
(or identified in its Administrative Questionnaire as its Euro-Dollar Lending
Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

     "EURO-DOLLAR LOAN" means a Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate
Election.

     "EURO-DOLLAR MARGIN" means a rate per annum determined in accordance with the Pricing Schedule.

     "EURO-DOLLAR RATE" means a rate of interest determined pursuant to Section
2.05(b) on the basis of a London Interbank Offered Rate.

     "EURO-DOLLAR RESERVE PERCENTAGE" means, for any day with respect to any
Bank, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any
successor) for determining the maximum reserve requirement for such Bank in respect of "EUROCURRENCY LIABILITIES" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on the Euro-Dollar Loans of such Bank is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents).

     "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.

     "EXCESS CASH FLOW" means, for any period, (i) net income for such period plus (ii) depreciation, amortization and other similar non-cash items deducted in determining such net income plus (iii) Universal Fees accrued (except for those accrued for periods prior to October 1, 1995) as an expense but not paid during such period less (iv) any non-cash items of income included in such net income less (v) Capital Expenditures (other than Capital Expenditures for
Construction Costs) for such period less (vi) Scheduled Amortization for such period less (vii) Universal Fees accrued (except for those accrued for periods prior to October 1, 1995) as an expense prior to such period and paid during such period.

     "EXISTING CREDIT AGREEMENTS" means the Islands Credit Agreement and the
Studio Credit Agreement.

                                        8

     "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the
Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day
next succeeding such day, provided that (i) if such day is not a Domestic
Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New
York for such day on such transactions as determined by the Administrative
Agent.

     "FQFC" means a fiscal quarter of the Borrower ending after the Completion
Date. The first FQFC is the fiscal quarter ended October 2, 1999.

     "FUNDED DEBT RATIO" means, at any date, the ratio of (i) Applicable
Indebtedness at such date to (ii) Applicable EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

     "FUNDED EQUITY" has the meaning set forth in the Islands Credit Agreement.

     "GAAP" means generally accepted accounting principles in effect from time to time in the United States.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

     "GROUP" of Loans means at any time a group of Loans of any Class consisting of (i) all Loans of such Class which are Base Rate Loans at such time or (ii)
all Loans of such Class which are Euro-Dollar Loans having the same Interest
Period at such time; provided that, if a Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Section 8.02 or 8.05, such
Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

     "HAZARDOUS MATERIALS" means any flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of

                                        9

"HAZARDOUS SUBSTANCES," "HAZARDOUS WASTES," "HAZARDOUS MATERIALS," OR "TOXIC
SUBSTANCES" under any applicable federal or state laws or regulations.

     "INDEBTEDNESS" means, as applied to any Person, (i) all obligations of such
Person for borrowed money (except, for purposes of the Funded Debt Ratio,
Subordinated Debt), (ii) that portion of obligations with respect to Capital
Leases which is properly classified as a liability on a balance sheet of such
Person in conformity with GAAP, (iii) notes payable by such Person and drafts accepted by such Person representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation (other than (x)
accrued and unpaid Universal Fees, (y) customary retentions, holdbacks and similar obligations arising under construction and similar contracts which are not intended as a method of financing the goods or services provided under such contracts and (z) accrued and unpaid *** Fees) owed by such Person for all or any part of the deferred purchase price of property or services which purchase price is (a) due more than 12 months from the date of incurrence of the obligation in respect thereof, or (b) evidenced by a note or similar written instrument, (v) all obligations of such Person, fixed or (except for purposes of the Funded Debt Ratio) contingent, to reimburse any other Person for amounts drawn under a letter of credit or similar instrument, (vi) all Indebtedness secured by any Lien on any property or asset owned or held by such Person regardless of whether the Indebtedness secured thereby shall have been assumed by such Person or is non-recourse to the credit of such Person; provided that the amount of any such non-recourse Indebtedness shall be deemed to be the lesser of the amount of such Indebtedness and the fair value of such property or asset and (vii) all Contingent Obligations of such Person in respect of
Indebtedness of any other Person (except, for purposes of the Funded Debt Ratio, any such Indebtedness which would be excluded if a direct obligation of such
Person). The obligations of the Borrower in respect of the Series B Bonds and
Series C Bonds contemplated by Schedule H, or any substantially similar arrangements, do not constitute Indebtedness (or Contingent Obligations) of the
Borrower to the extent that the aggregate net proceeds do not exceed
$50,000,000. Obligations in respect of additional such financing supported solely by Tax Increment Revenues as described in Schedule H also do not constitute Indebtedness (or Contingent Obligations) of the Borrower, but future
Special Assessment Bonds of the type described in Schedule H issued to finance improvements for the Theme Parks do constitute Indebtedness of the Borrower and are herein referred to as "TAX INDEBTEDNESS."

     "INDEMNITEE" has the meaning set forth in Section 9.03(b).

     "INTELLECTUAL PROPERTY RIGHTS" has the meaning specified in Section 4.08.

                                       10

     "INTEREST" means, for any period, interest expense for such period
(including amortization of debt discount to the extent included in interest expense for such period but excluding amortization of debt issuance expense, hedging costs and interest on Subordinated Debt, in each case to the extent such amounts would otherwise be included in interest expense for such period), plus to the extent not otherwise reflected therein, capitalized interest incurred during such period (excluding for this purpose capitalized interest incurred by
Islands prior to the Completion Date) and minus to the extent not otherwise deducted therefrom, interest income for such period.

     "INTEREST COVERAGE RATIO" means, at any date, the ratio of Applicable
EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date to Applicable Interest for such four-quarter period.

     "INTEREST PERIOD" means, with respect to each Euro-Dollar Loan, a period commencing on the date of borrowing specified in the applicable Notice of
Borrowing or on the date specified in the applicable Notice of Interest Rate
Election and ending one, two, three or six months (or, with the prior consent of each Bank, twelve months) thereafter, as the Borrower may elect in the applicable notice; provided that:

     (a) any Interest Period which would otherwise end on a day which is not a
Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar
Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding
Euro-Dollar Business Day;

     (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;
and

     (c) if any Interest Period includes a date on which a scheduled payment of principal of the Loans is required to be made under Section 2.08 but does not end on such date, then (i) the principal amount (if any) of each Euro- Dollar
Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above.

     If the Borrower specifies a twelve-month Interest Period in any Notice of
Borrowing or Notice of Interest Rate Election and the Administrative Agent shall not have received from any Bank written objection to such twelve-month Interest

                                       11

Period within two Euro-Dollar Business Days after receipt by the Administrative
Agent of such Notice, then such Bank shall be deemed to have consented to such twelve-month Interest Period. If any Bank timely objects as set forth above to any request for an Interest Period with a duration of twelve months then the
Administrative Agent shall promptly notify the Borrower and the Borrower shall deliver a new Notice of Borrowing or Notice of Interest Rate Election (which may be included as an alternative election in the original Notice) specifying a different election within the applicable time periods specified in Section 2.02 or 2.06, respectively. If the Borrower fails to so timely deliver such a new
Notice of Borrowing, then the relevant Borrowing shall be a Base Rate Borrowing.
If the Borrower fails to so timely deliver such a new Notice of Interest Rate
Election then the provisions of Section 2.06(c) shall apply.

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

     "INVESTMENT" means, as applied to any Person, any direct or indirect purchase or other acquisition by that Person of stock or other Securities of, or a beneficial interest in, any other Person, or any direct or indirect loan, advance or capital contribution by that Person to any other Person, including all indebtedness and accounts receivable from that other Person which are not current assets or did not arise from sales to that other Person in the ordinary course of business (but excluding notes receivable from concessionaires obtained in the ordinary course of business and relocation loans to employees, all in an aggregate amount not to exceed $30,000,000). The amount of any Investment shall be the original cost of such Investment (net of return of capital) plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

     "ISLANDS" means Universal City Development Partners, a general partnership organized under Florida law, and its successors.

     "ISLANDS CREDIT AGREEMENT" means the Credit Agreement dated as of November
13, 1995 among Islands, the Banks, and Morgan Guaranty Trust Company of New
York, as administrative agent and as collateral agent, as in effect immediately prior to the Effective Date.

     "ISLANDS DELAWARE" means Universal City Development Partners, LP, a limited partnership organized under Delaware law into which Islands is to be converted pursuant to Section 17-217 of the Delaware Revised Uniform Limited Partnership
Act immediately prior to the Merger.

                                       12

     "ISLANDS THEME PARK" means the "Universal's Islands of Adventure" theme park located in Orlando, Florida owned and operated by Islands.

     "LEAD ARRANGER" means J.P. Morgan Securities Inc.

     "LICENSE AGREEMENTS" means the agreements listed on Schedule D hereto, as such Schedule D may be amended or supplemented from time to time by the Borrower in a writing delivered to the Administrative Agent.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the
Borrower shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "LOAN" means any Term Loan or Working Capital Loan, and "LOANS" means any or all of the foregoing, as the context may require; provided that, if any such
Loan or Loans of any Class (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "LOAN" of such Class shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

     "LOAN DOCUMENTS" means this Agreement, the Notes, the Subordination
Agreement, the Pledge Agreement and, on and after the date on which the same are executed and delivered, any other Collateral Documents.

     "LONDON INTERBANK OFFERED RATE" has the meaning set forth in Section
2.05(b).

     "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the
Board of Governors of the Federal Reserve System as in effect from time to time.

     "MATERIAL ADVERSE EFFECT" means (i) any material adverse effect upon the condition (financial or otherwise), results of operations, properties, business, licenses or prospects of the Borrower, which in any such case the Banks could reasonably conclude has or would have a material adverse effect (in the context of the credit provided pursuant to this Agreement) on the creditworthiness of the Borrower; or (ii) any adverse effect on the rights and/or remedies of the
Agents

                                       13

and the Banks under the Loan Documents which could reasonably be considered material by the Banks.

     "MATERIAL COMMITMENT" means a legally binding commitment (other than the
Commitments) by one or more banks or other financial institutions to extend credit to the Borrower in an aggregate amount exceeding $15,000,000 (regardless of the level of utilization, if any, of such commitment at any particular time).

     "MATERIAL DEBT" means Indebtedness of the Borrower (other than the Notes), arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $15,000,000.

     "MATERIAL FINANCIAL OBLIGATIONS" means a principal or face amount of
Indebtedness and/or payment or collateralization obligations in respect of
Derivatives Obligations of the Borrower, arising in one or more related or unrelated transactions, exceeding in the aggregate $15,000,000.

     "MERGER" means the merger pursuant to ss. 17-211 of the Delaware Revised
Uniform Limited Partnership Act of Studio Delaware and Universal City Florida
Ltd. with and into Islands Delaware, with Islands Delaware as the surviving entity.

     "MERGER DATE" means the date of consummation of the Merger.

     "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section
4001(a)(3) of ERISA which is maintained for employees of the Borrower or any
ERISA Affiliate of the Borrower.

     "NOTES" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the
Loans.

     "NOTICE OF BORROWING" has the meaning set forth in Section 2.02.

     "NOTICE OF INTEREST RATE ELECTION" has the meaning set forth in Section
2.06.

     "OBLIGATIONS" means, as to any Person, all of the Indebtedness, liabilities and obligations of every nature of such Person to the Agents and the Banks under the Loan Documents, whether now existing or hereinafter incurred.

     "OFFICER'S CERTIFICATE" means a certificate executed on behalf of the
Borrower by an Authorized Officer.

                                       14

     "OPERATING LEASE" means, as applied to any Person who is a lessee, any lease of any property (whether real, personal or mixed) which is not a Capital
Lease.

     "ORIGINAL PLEDGE AGREEMENT" means the Pledge Agreement dated as of November
13, 1995 between all partners in each of Islands and Studio, on the one hand, and the Collateral Agent, on the other hand.

     "ORIGINAL SUBORDINATION AGREEMENT" means the Subordination Agreement dated as of November 13, 1995 among Universal, Rank, the Affiliates of Universal and
Rank listed on the signature pages thereof and the Administrative Agent under each of the Existing Credit Agreements.

     "PARENT" means, with respect to any Bank, any corporation controlling such
Bank.

     "PARTICIPANT" has the meaning set forth in Section 9.06(b).

     "PARTNER LOANS" means loans made by the Borrower pursuant to Section
5.16(e) of this Agreement

     "PARTNERSHIP SIMPLIFICATION" means, collectively, the following sequential transactions: (i) the conversion of Studio from a Florida general partnership into Studio Delaware, a Delaware limited partnership, having Universal City
Florida Holding Co. I ("HI") as its sole general partner and Rank Orlando, Inc.
("ROI") and Universal City Property Management Company ("UCPM") as its sole limited partners, (ii) the conversion of Islands from a Florida general partnership into Islands Delaware, a Delaware limited partnership, having
Universal City Florida Holding Co. II ("HII") as its sole general partner and
Universal City Florida Ltd., LP ("UCFL-DE"; as successor to Universal City
Florida Ltd.) as its sole limited partner, (iii) the merger of Studio Delaware and UCFL-DE with and into Islands Delaware, with (A) Islands Delaware being the survivor of such merger, (B) the interests in Studio Delaware held by HI, ROI and UCPM becoming limited partnership interests in Islands Delaware, (C) HII retaining its general partnership interest in Islands Delaware and (D) the interests held by HII and Studio Delaware in UCFL-DE being cancelled and (iv)
the transfer by ROI and UCPM to HI of their limited partnership interests in
Islands Delaware and the withdrawal by ROI and UCPM as limited partners thereof.
After giving effect to these transactions, Islands Delaware survives, with HII as its sole general partner and HI as its sole limited partner.

     "PENSION PLAN" means any employee plan which is subject to the provisions of Title IV of ERISA and which is maintained for employees of the

                                       15

Borrower or any ERISA Affiliate of the Borrower, other than a Multiemployer
Plan.

     "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "PLEDGE AGREEMENT" means the Original Pledge Agreement, as amended and restated by the Amended Pledge Agreement and as the same may be further amended and in effect from time to time.

     "PLEDGOR" has the meaning set forth in the Pledge Agreement.

     "PRICING SCHEDULE" means Schedule B hereto.

     "PRIME RATE" means the rate of interest publicly announced by Morgan
Guaranty Trust Company of New York in New York City from time to time as its
Prime Rate.

     "PROJECT" has the meaning set forth in the Islands Credit Agreement.

     "PROJECT DOCUMENTS" means all agreements listed in Schedule C.

     "QUARTERLY DATE" means the last day of each March, June, September and
December.

     "RANK" means Rank Leisure Holdings PLC formerly Rank Organisation (Leisure
Holdings) Limited, a company organized under the laws of England, and its successors.

     "RATIO SATISFACTION DATE" has the meaning set forth in Section 6.01(o)(ii).

     "REFERENCE BANKS" means the principal London offices of The Bank of Nova
Scotia, Bank of America, N.A., National Westminster Bank Plc and Morgan Guaranty
Trust Company of New York, and "REFERENCE BANK" means any one of such Reference
Banks.

     "REGULATION U" means Regulation U of the Board of Governors of the Federal
Reserve System, as in effect from time to time.

     "REMAINING TERM LOAN COMMITMENT" means, with respect to each Bank, the obligation of such Bank to make loans to the Borrower on or after the Effective
Date pursuant to Section 2.01(a) of this Amended Agreement in the

                                       16

maximum aggregate amount set forth opposite the name of such Bank under the heading "Remaining Term Loan Commitments" in Schedule A hereto, as such amount may be reduced from time to time pursuant to Section 2.07 or increased or reduced by reason of an assignment to or by such Bank in accordance with Section
9.06(c).

     "REQUIRED BANKS" means at any time Banks having at least 51% of the aggregate amount of the Total Exposures of all Banks.

     "RESTRICTED PAYMENT" means (i) any distribution, direct or indirect, whether in cash or in property, on account of any partnership or other equity interest in the Borrower now or hereafter outstanding, (ii) any redemption, retirement, or similar payment, purchase or other acquisition for value, direct or indirect, whether in cash or in property, of any (x) partnership or other equity interest in the Borrower, (y) warrants, options or other rights to acquire any such partnership or other equity interest in the Borrower or (z)
Subordinated Debt, in each case now or hereafter outstanding, and (iii) any payment of or with respect to any Subordinated Debt; provided that neither
*** Fees, Universal Fees (and any interest thereon) nor payments of amounts owed under interest rate hedging arrangements entered into in accordance with Section
5.27 shall be deemed Restricted Payments.

     "RESTRICTED PAYMENT DATE" has the meaning set forth in Section
5.18(a)(iii)(A).

     "REVOLVING CREDIT PERIOD" means the period from and including the Closing
Date to but not including the Termination Date with respect to the Working
Capital Commitments.

     "SCHEDULED AFFILIATE TRANSACTIONS" means transactions and agreements described in Schedule G hereto.

     "SCHEDULED AMORTIZATION" means, for any period, scheduled repayment of long-term Indebtedness (including scheduled reduction of committed amounts under long-term revolving credit facilities) during such period (taking into account adjustments to scheduled repayments and commitment reductions for such period arising as a consequence of prior unscheduled prepayments or commitment reductions). For purposes of determining Excess Cash Flow or the Debt Service
Coverage Ratio for any period, scheduled repayments of the Loans and reductions of the Working Capital Commitments which are not scheduled for a date which is the last day of a fiscal quarter of the Borrower shall be deemed to have been scheduled to occur on the last day of the fiscal quarter which is nearest to the actual date of such scheduled repayment or reduction.

                                       17

     "SECURITIES" means any stock, shares, voting trust certificates, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "SECURITIES" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

     "SPECIAL PERIOD" means the period (i) commencing on the date (if any) on or after the Ratio Satisfaction Date on which Universal and Rank cease to collectively own, directly or indirectly, partnership interests in the Borrower equal to at least the largest partnership interest therein owned by any other partner therein (together with its Affiliates) and (ii) ending on the date on which the Administrative Agent receives an Officer's Certificate showing that the Funded Debt Ratio is 1.00 to 1.00 or less.

     "*** FEES" means consulting fees payable in respect of the Borrower's
Theme Parks pursuant to the consulting agreement identified in Item 6 of
Schedule C in an amount not exceeding the amount provided for in such agreement as in effect on November 13, 1995.

     "STUDIO" means Universal City Florida Partners, a general partnership organized under Florida law, and its successors.

     "STUDIO CREDIT AGREEMENT" means the Credit Agreement dated as of November
13, 1995 among Studio, the Banks, and Morgan Guaranty Trust Company of New York,
as administrative agent and as collateral agent, as in effect immediately prior to the Effective Date.

     "STUDIO DELAWARE" means Universal City Florida Partners, L.P., a limited partnership organized under Delaware law into which Studio is to be converted pursuant to Section 17-217(e) of the Delaware Revised Uniform Limited
Partnership Act immediately prior to the Merger.

     "STUDIO THEME PARK" means the "Universal Studios Florida" theme park located in Orlando, Florida owned and operated by Studio.

     "SUBORDINATED DEBT" has the meaning set forth in the Subordination
Agreement.

     "SUBORDINATED LOAN" means Indebtedness of the Borrower which constitutes
Subordinated Debt.

                                       18

     "SUBORDINATION AGREEMENT" means the Original Subordination Agreement, as amended and restated by the Amended Subordination Agreement and as the same may be further amended and in effect from time to time.

     "SUBSIDIARY" of any Person means any corporation, partnership, association or other business entity of which more than 50% of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof, or more than 50% of the total equity interests (including partnership interests) therein, is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that
Person or a combination thereof.

     "TAX INDEBTEDNESS" has the meaning set forth in the definition of
Indebtedness.

     "TERM LOAN" means (i) a "Term Loan" made under either of the Existing
Credit Agreements or (ii) a loan made to the Borrower by a Bank pursuant to
Section 2.01(a) of this Amended Agreement.

     "TERM LOAN DRAWDOWN PERIOD" means the period from and including the
Effective Date to and including the Termination Date with respect to the
Remaining Term Loan Commitments.

     "TERM LOAN EXPOSURE" means, with respect to any Bank at any date, the sum of (i) the aggregate outstanding principal amount of such Bank's Term Loans and
(ii) the unused amount (if any) of such Bank's Remaining Term Loan Commitment
(if still in existence).

     "TERMINATION DATE" means (a) with respect to the Remaining Term Loan
Commitments, the earlier of (i) the date on which all costs and expenses incurred in order for Completion to occur shall have been paid in full, or provision for such payment satisfactory to the Required Banks shall have been made, as notified by the Borrower to the Administrative Agent pursuant to
Section 5.01(i) and (ii) July 4, 2000 and (b) with respect to the Working
Capital Commitments, June 30, 2007 (or if any of the foregoing dates is not a
Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day).

     "TERMINATION EVENT" means (i) a "Reportable Event" described in Section
4043 of ERISA and the regulations issued thereunder with respect to a Pension
Plan (other than a "Reportable Event" not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation under such regulations), or
(ii) the withdrawal of the Borrower or any of its ERISA Affiliates from a
Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent

                                       19

to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA or (iv) the institution of proceedings to terminate a Pension Plan by the Pension Benefit Guaranty Corporation.

     "THEME PARKS" means the Islands Theme Park and the Studio Theme Park.

     "TOTAL EXPOSURE" means, with respect to any Bank at any date, the sum of such Bank's Term Loan Exposure and such Bank's Working Capital Exposure.

     "TRANSACTION DOCUMENTS" means the Loan Documents and the Project Documents.

     "TYPE" has the meaning specified in Section 1.03 hereof.

     "UNITED STATES" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

     "UNIVERSAL" means Universal Studios, Inc. (formerly known as MCA INC.), a
Delaware corporation, and its successors.

     "UNIVERSAL FEES" means the fees payable to Universal or an Affiliate of
Universal by the Borrower pursuant to the terms of the Borrower Partnership
Agreement.

     "WORKING CAPITAL COMMITMENT" means, with respect to each Bank, the obligation of such Bank to make loans to the Borrower pursuant to Section
2.01(b) in the maximum aggregate amount set forth opposite the name of such Bank under the heading "Working Capital Commitments" in Schedule A hereto, as such amount may be reduced from time to time pursuant to Section 2.07 and Section
2.08 or increased or reduced by reason of an assignment to or by such Bank in accordance with Section 9.06(c).

     "WORKING CAPITAL EXPOSURE" means, with respect to any Bank at any date, (i)
if the Working Capital Commitments are in effect on such date, the amount of such Bank's Working Capital Commitment and (ii) if the Working Capital
Commitments shall have terminated on or prior to such date, such Bank's Working
Capital Outstandings at such date.

     "WORKING CAPITAL LOAN" means a loan made by a Bank to the Borrower pursuant to Section 2.01(b).

                                       20

     "WORKING CAPITAL OUTSTANDINGS" means, with respect to any Bank at any date, the aggregate outstanding principal amount of such Bank's Working Capital Loans on such date.

     SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited financial statements of the Borrower delivered to the Banks; provided that, if the
Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article 5 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Banks wish to amend Article 5 for such purpose), then the
Borrower's compliance with such covenant shall be determined on the basis of
GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in accordance with Section 9.05.

     SECTION 1.03. Classes and Types of Loans. Loans hereunder are distinguished by "Class" and by "Type". The "Class" of a Loan (or of a Commitment to make such a Loan or of a Borrowing comprised of such Loans) refers to the determination whether such Loan is a Term Loan or a Working Capital Loan, each of which constitutes a Class. The "Type" of a Loan refers to the determination whether such Loan is a Euro-Dollar Loan or a Base Rate Loan. Identification of a Loan
(or a Borrowing) by both Class and Type (e.g., a "Working Capital Euro-Dollar
Loan") indicates that such Loan is both a Working Capital Loan and a Euro-Dollar
Loan (or that such Borrowing is comprised of such Loans).

     SECTION 1.04. Other Definitional Provisions. References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles,
Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.01 may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Include", "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form.
References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and assigns of such Person. References "from" or "through" any date mean, unless

                                       21

otherwise specified, "from and including" or "through and including", respectively.

                                    ARTICLE 2
                                 THE FACILITIES

     SECTION 2.01. The Loans.

     (a) Term Loan Facility. On the date hereof, Term Loans made by each Bank to
Islands or Studio are outstanding in the respective amounts set forth opposite the name of such Bank under the heading "Term Loans" in Schedule A hereto.
Subject to the terms and conditions set forth in this Agreement, each Bank severally agrees to make additional loans to the Borrower from time to time during the Term Loan Drawdown Period in an aggregate amount not in excess of such Bank's Remaining Term Loan Commitment; provided that the Borrower shall not be entitled to request a Borrowing pursuant to this Section 2.01(a) more than once during any calendar month. The Remaining Term Loan Commitments are not revolving in nature, and amounts repaid or prepaid may not be reborrowed.

     (b) Working Capital Facility. During the Revolving Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower from time to time in amounts such that the aggregate
Working Capital Outstandings of such Bank at any one time shall not exceed the amount of its Working Capital Commitment. Within the foregoing limits, the
Borrower may borrow under this Section 2.01(b), repay, or to the extent permitted by Section 2.09, prepay Working Capital Loans and reborrow at any time during the Revolving Credit Period under this Section 2.01(b).

     (c) Amount of Each Borrowing. Each Borrowing under this Section 2.01 shall be in an Allowed Multiple (except that any such Borrowing may be in an aggregate amount equal to the unused Commitments of the relevant Class) and shall be made from the several Banks ratably in proportion to their respective Commitments of the relevant Class.

     SECTION 2.02. Method of Borrowing.

     (a) The Borrower shall give the Administrative Agent notice substantially in the form of Exhibit G (a "Notice of Borrowing") not later than 11:00 A.M.
(New York City time) on (x) the Domestic Business Day before each Base Rate
Borrowing and (y) the third Euro-Dollar Business Day before each Euro-Dollar
Borrowing (or, if the duration of the initial Interest Period applicable to such
Borrowing is requested to be twelve months, the fifth Euro-Dollar Business Day before such Euro-Dollar Borrowing), specifying:

                                       22

         (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the
     case of a Euro-Dollar Borrowing;

         (ii) the aggregate amount of such Borrowing;

         (iii) the Class and initial Type of Loans comprising such Borrowing;
     and

         (iv) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

Notwithstanding the foregoing, no more than 12 (or, during the period from the
Effective Date through April 30, 2000, 16) Groups of Euro-Dollar Loans shall be outstanding hereunder at any one time, and any Borrowing which would exceed such limitation shall be made as a Base Rate Borrowing.

     (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (c) Not later than 1:00 P.M. (New York City time) on the date of each
Borrowing, each Bank shall make available its ratable share of such Borrowing, in Federal or other funds immediately available in New York City, to the
Administrative Agent at its address referred to in Section 9.01. Unless the
Administrative Agent determines that any applicable condition specified in
Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Borrower Account.

     (d) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the
Administrative Agent such Bank's share of such Borrowing as required by the terms of this Agreement, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such
Borrowing in accordance with subsection (c) of this Section and the
Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such
Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds

                                       23

Rate; provided that the Administrative Agent shall not demand repayment from the
Borrower unless it shall have first demanded repayment from such Bank and such
Bank shall have failed to repay. If such Bank shall repay to the Administrative
Agent such corresponding amount, such amount so repaid shall constitute such
Bank's Loan included in such Borrowing for purposes of this Agreement.

     (e) Nothing in subsection (d) shall be deemed to relieve any Bank from its obligation to fulfill its Commitments hereunder to make Loans or to prejudice any right which the Borrower may have against any defaulting Bank.

     SECTION 2.03. Notes. (a) The Loans of each Bank shall be evidenced by a single Note of the Borrower payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

     (b) Each Bank may, by notice to the Borrower and the Administrative Agent, request that its Loans of a particular Class and/or Type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant Class and/or Type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

     (c) Upon receipt of each Bank's Note pursuant to Section 3.02, the
Administrative Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, Class and Type of each Loan made by it and the date and amount of each payment of principal made with respect thereto, and may, if such
Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding;
provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligations of the Borrower or any Obligor under any Loan Document. Each Bank is hereby irrevocably authorized by the Borrower to so endorse its Note or Notes and to attach to and make a part of its Note or Notes a continuation of any such schedule as and when required.

     SECTION 2.04. Commitment Fees. (a) Commitment Fees for Term Loan Facility.
The Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their Remaining Term Loan Commitments a commitment fee at the rate of 0.35% per annum on the unused amount of the Remaining Term Loan
Commitments. Such commitment fees shall accrue from

                                       24

and including the Effective Date to but excluding the date of termination of the
Remaining Term Loan Commitments in their entirety.

     (b) Commitment Fees for Working Capital Facility. The Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their Working Capital Commitments a commitment fee at the rate of 0.35% per annum on the unused amount of the Working Capital Commitments. Such commitment fee shall accrue from and including the Effective Date to but excluding the date of termination of the Working Capital Commitments in their entirety.

     (c) Payment of Accrued Fees. Accrued commitment fees under this Section with respect to any Class of Commitments shall be payable quarterly in arrears on each Quarterly Date and on the date of termination of the Commitments of such
Class in their entirety.

     SECTION 2.05. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such
Loan is made until it becomes due, at a rate per annum equal to the sum of (x)
the Base Rate Margin plus (y) the Base Rate for such day. Such interest shall be payable in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a Euro-Dollar Loan, on the date such
Base Rate Loan is so converted. Any overdue principal of or interest on any Base
Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base
Rate Loans for such day.

     (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof and, with respect to the principal amount of any Euro- Dollar Loan converted to a Base Rate Loan, on the date such
Euro-Dollar Loan is so converted.

     The "LONDON INTERBANK OFFERED RATE" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in Dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M.
(London time) two Euro-Dollar Business Days before the first day of such
Interest Period in an amount approximately equal to the principal amount of the

                                       25

Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to (i) for the balance (if any) of the then current Interest Period applicable to such Loan, the sum of 2% plus the Euro-Dollar Margin for such day plus the
London Interbank Offered Rate applicable to such Interest Period and (ii)
thereafter, the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%)
by dividing (x) the average (rounded upward, if necessary, to the next higher
1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Administrative
Agent may select) deposits in Dollars in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference
Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate
Loans for such day).

     (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the
Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (e) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any
Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

     (f) For so long as any Bank is required to, and does, maintain reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents), and as a result the cost to such Bank (or its Euro-Dollar Lending
Office) of making or maintaining its Euro-Dollar Loans is increased, then such
Bank may in accordance with this subsection (f) require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum up to but not exceeding the

                                       26

excess of (i)(A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London
Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each
Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall furnish to the Borrower at least five Euro-
Dollar Business Days prior to each date on which interest is payable on the
Euro- Dollar Loans notice of the amount to which such Bank is then entitled under this subsection (f); provided that no notice pursuant to clause (x) shall be required for a claim under this subsection (f) in respect of an Interest
Period to the extent attributable to an increase in the Euro-Dollar Reserve
Percentage subsequent to the date such notice would have been required to be given in respect of such Interest Period.

     SECTION 2.06. Method of Electing Interest Rates. (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

         (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

         (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans as of any Euro-Dollar Business Day,
     subject to Section 2.11 in the event that such day is not the last day of the then current Interest Period applicable to such Loans; and

         (iii) if such Loans are Euro-Dollar Loans, the Borrower may elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST
RATE ELECTION") to the Administrative Agent at least three Euro-Dollar Business
Days (or, if such Notice of Interest Rate Election specifies that the duration of any Interest Period is requested to be twelve months, at least five
Euro-Dollar Business Days) before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it is so specified, apply to only a portion of the aggregate principal amount of the relevant Group of Loans;

                                       27

provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such notice applies, and the remaining portion to which it does not apply, are each at least (x) $10,000,000, in the case of Term Loans and (y) $3,000,000, in the case of Working Capital Loans.

     (b) Each Notice of Interest Rate Election shall specify:

         (i) the Group of Loans (or portion thereof) to which such notice applies;

         (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

         (iii) if the Loans comprising such Group are to be converted, the new
     Type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

         (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest
     Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

     (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of
Interest Rate Election to the Administrative Agent for any Group of Euro-Dollar
Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

     A continuation or conversion pursuant to this Section 2.06 is not a
Borrowing subject to Section 3.02.

     SECTION 2.07. Termination and Reduction of Commitments. (a) Scheduled
Termination. The Commitments of each Class shall terminate on the Termination
Date for such Class.

     (b) Optional Termination or Reduction of Commitments. The Borrower may,
upon at least three Domestic Business Days' notice to the Administrative Agent, terminate at any time, or ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the unused portion of the Commitments of any Class.

                                       28

     (c) Mandatory Reduction of Working Capital Commitments. The Working Capital
Commitments shall be reduced in installments, as set forth in this subsection
(c). On each Amortization Date, the Working Capital Commitments shall be reduced in an aggregate amount equal to the applicable installment amount set forth in the table below for such Amortization Date:

         Installment                              Installment Amount
         -----------                              ------------------
         Nos. 1-7                                 $         937,500
         Nos. 8-15                                        1,875,000
         Nos. 16-23                                       2,812,500
         Nos. 24-30                                       3,750,000
         No. 31                                           4,687,500
                                                  -----------------
         Total Installments                       $      75,000,000

Each reduction of the Working Capital Commitments shall reduce the Working
Capital Commitment of each Bank ratably by amount. Each reduction of the Working
Capital Commitments pursuant to subsection (b) shall reduce the amount of each subsequent mandatory reduction pursuant to this subsection (c) ratably by amount.

     SECTION 2.08. Mandatory Payments of Principal. (a) Working Capital Loans.
(i) Scheduled Termination. The Working Capital Loans shall mature, and the principal amount thereof shall be due and payable (together with accrued interest thereon), on the Termination Date for the Working Capital Commitments.

     (ii) Scheduled Reductions. On each Amortization Date, the Borrower shall repay such principal amount (together with accrued interest thereon) of each
Bank's outstanding Working Capital Loans, if any, as may be necessary so that after such repayment such Bank's Working Capital Outstandings do not exceed the amount of such Bank's Working Capital Commitment as then reduced.

     (b) Term Loan Scheduled Amortization. The Term Loans shall be payable in installments, with a final maturity of June 30, 2007, as set forth in this subsection (b). On each Amortization Date, the Borrower shall repay a principal amount of the Term Loans, together with accrued interest thereon, equal to the applicable Term Loan Installment Amount determined as set forth below.

     The "TERM LOAN INSTALLMENT AMOUNT" for each Amortization Date is the product of the applicable percentage set forth in the table below times the
Forecast Term Loan Borrowings, adjusted as set forth below.

                                       29

         Installment                                 Installment Amount
         -----------                                 ------------------
         Nos. 1-7                                              1.25%
         Nos. 8-15                                             2.50%
         Nos. 16-23                                            3.75%
         Nos. 24-30                                            5.00%
         No. 31                                                6.25%
                                                             ------
         Total Installments                                  100.00%
                                                             ------

     The "FORECAST TERM LOAN BORROWINGS" means the aggregate outstanding principal amount of the Term Loans at the first Amortization Date, increased to reflect the Borrower's good faith estimate of the additional amount of Term
Loans which will be borrowed after the first Amortization Date, which amount the
Borrower will certify to the Administrative Agent not less than ten Domestic
Business Days prior to the first Amortization Date. Following the Termination
Date for the Remaining Term Loan Commitments, the Term Loan Installment Amounts
determined on the basis of the Forecast Term Loan Borrowings shall be adjusted ratably as may be necessary to reflect any difference between such estimate and the actual amount of Term Loans borrowed after the first Amortization Date. Each determination of the Term Loan Installment Amounts shall be made by the
Administrative Agent and the Administrative Agent shall notify the Borrower and each Bank (i) not less than five Domestic Business Days prior to the first
Amortization Date, of the Forecast Term Loan Borrowings and the resultant schedule of Term Loan Installment Amounts and (ii) not less than five Domestic
Business Days prior to the first Amortization Date which follows by at least ten
Domestic Business Days the Termination Date for the Remaining Term Loan
Commitments, of the revised schedule of Term Loan Installment Amounts.

     (c) Mandatory Prepayments. If during a Prepayment Period, the Borrower makes a Restricted Payment (other than a Restricted Payment contemplated by
Section 5.18(a)(ii) of this Agreement), the Borrower shall (i) give the
Administrative Agent at least five Domestic Business Days' notice thereof and of the related Prepayment Amount and (ii) subject to the last sentence of this subsection (c), on the date of such Restricted Payment prepay a principal amount of the Term Loans equal to the Prepayment Amount, together with accrued interest thereon. For this purpose:

     "PREPAYMENT PERIOD" means (i) the period from and including the Completion
Date to and including the first date thereafter on which Combined Total Exposure no longer exceeds $750,000,000 and (ii) any Special Period.

                                       30

     "COMBINED TOTAL EXPOSURE" means the aggregate Total Exposures of all Banks.

     "PREPAYMENT AMOUNT" means 33 1/3% (50% if the related Restricted Payment is made in respect of one of the first four fiscal quarters ending after the
Completion Date) of the amount of the related Restricted Payment; provided that no such Prepayment Amount shall exceed the amount necessary to cause termination of the Prepayment Period as of the date of prepayment.

         The Administrative Agent shall promptly notify each Bank of each notice received by it from the Borrower pursuant to this subsection (c). If any prepayment of the Term Loans pursuant to this Section 2.08(c) would otherwise require prepayment of Euro-Dollar Loans prior to the last day of the then current Interest Period, such prepayment shall, unless the Administrative Agent otherwise notifies the Borrower upon the instruction of the Required Banks, be deferred until such last day.

     (d) Application of Prepayments. Each prepayment of the Term Loans pursuant to Section 2.08(c) or 2.09 shall be applied to reduce subsequent Term Loan
Installment Amounts ratably by amount.

     SECTION 2.09. Optional Prepayments. (a) Subject in the case of any
Euro-Dollar Loans to Section 2.11, but otherwise without premium or penalty, the
Borrower may, upon at least one Domestic Business Day's notice to the
Administrative Agent, prepay the Base Rate Loans of any Class or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any
Group of Euro-Dollar Loans of any Class, in each case in whole at any time, or from time to time in part in Allowed Multiples, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.
Each such optional prepayment shall be applied to prepay ratably the related
Loans of the several Banks.

     (b) Upon receipt of a notice of prepayment pursuant to this Section, the
Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

     SECTION 2.10. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the
Administrative Agent at its address referred to in Section 9.01. The
Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the

                                       31

Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business
Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business
Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar
Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (b) Unless the Administrative Agent shall have received notice from the
Borrower prior to the date on which any payment is due from the Borrower to the
Banks hereunder that the Borrower will not make such payment in full, the
Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the
Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the
Administrative Agent, at the Federal Funds Rate.

     (c) Upon the occurrence and during the continuance of an Event of Default, payments received by the Administrative Agent shall be allocated in the following order of priority:

         first, to the ratable payment of any unreimbursed expenses for which any Agent or Bank is to be reimbursed pursuant to Section 9.03 and unpaid fees owing to the Agents under this Agreement;

         second, to the ratable payment of accrued but unpaid interest on the
     Loans;

         third, to the ratable payment of unpaid principal of the Loans; and

         fourth, to the ratable payment of all other Obligations, until all
     Obligations shall have been paid in full.

     SECTION 2.11. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or if any Euro-Dollar Loan is

                                       32

converted to a Base Rate Loan (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.05(c), or if the Borrower fails to borrow or prepay any Euro-Dollar Loans after notice has been given to any Bank in accordance with Section 2.02 or 2.09, the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by a Participant in the related Loan), including
(without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin, for the period after any such payment or failure to borrow or prepay, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

     SECTION 2.12. Computation of Interest and Fees. Interest based on the Prime
Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                    ARTICLE 3
                                   CONDITIONS

     SECTION 3.01. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing on or after the Effective Date is subject to the satisfaction of the following conditions:

     (a) receipt by the Administrative Agent of a Notice of Borrowing as
required by Section 2.02;

     (b) the fact that, immediately after such Borrowing, (i) in the case of any
Term Loan Borrowing, the aggregate principal amount of Term Loans made by each
Bank on or after the Effective Date will not exceed the Remaining Term Loan
Commitment of such Bank and (ii) in the case of any Working Capital Borrowing, the Working Capital Outstandings of each Bank will not exceed its Working
Capital Commitment;

     (c) the fact that, immediately before and after such Borrowing, no Event of
Default (and to the actual knowledge of all Authorized Officers, no Default, other than a Default arising under Section 6.01(e) which did not arise from the willful misconduct or gross negligence of the Borrower, which is susceptible of

                                       33

being cured and which the Borrower is diligently taking steps to cure) shall have occurred and be continuing;

     (d) the fact that the representations and warranties of the Borrower contained in this Agreement (except for those set forth in Section 4.03(a) and
(b) of this Agreement in the case of any Borrowing after the Effective Date and except for any representation or warranty which is rendered untrue solely by reason of a Default which does not prevent satisfaction of the condition specified in Section 3.01(c)) shall be true in all material respects on and as of the date of such Borrowing; and

     (e) in the case of a Term Loan Borrowing, the fact that in the applicable
Notice of Borrowing delivered pursuant to Section 3.01(a) above, the Borrower shall have allocated to Allocated Equity, out of Funded Equity which was not theretofore Allocated Equity, an amount equal to the Current Required Equity
Allocation.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(b), (c) and (d) of this Section.

     SECTION 3.02. Effectiveness. This Amended Agreement will become effective upon the satisfaction of each of the following conditions (except that Section
3.04 will become effective upon satisfaction of the conditions specified in clauses (a) and (b) below):

     (a) receipt by the Administrative Agent of counterparts (or telegraphic, telex, facsimile or other written confirmation satisfactory to the
Administrative Agent from such party of execution of a counterpart hereof by such party) of this Amended Agreement signed by each of Islands, Studio and
Banks comprising the "Required Banks" as defined in each of the Existing Credit
Agreements;

     (b) receipt by the Administrative Agent of duly executed financing statement amendments on form UCC-3 from each of the Pledgors, in form and substance satisfactory to the Administrative Agent;

     (c) receipt by the Administrative Agent of evidence satisfactory to it of consummation of the Partnership Simplification, including without limitation an instrument of assumption in form and substance satisfactory to the
Administrative Agent pursuant to which the Borrower assumes and confirms its obligations under this Amended Agreement;

                                       34

     (d) receipt by the Administrative Agent for the account of each Bank of a duly executed Note for the account of each Bank dated on or before the Closing
Date complying with the provisions of Section 2.03;

     (e) receipt by the Administrative Agent of counterparts of the Amended
Pledge Agreement and the Amended Subordination Agreement, duly executed by each of the parties thereto;

     (f) receipt by the Administrative Agent of one or more opinions of counsel to the Borrower satisfactory to the Administrative Agent and its counsel covering the matters addressed in Exhibit C hereto and such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request (by its execution and delivery of the Loan Documents to which it is a party, the Borrower authorizes and directs its counsel to deliver said opinions);

     (g) receipt by the Administrative Agent of an opinion of Davis Polk &
Wardwell, special counsel for the Agents, substantially in the form of Exhibit D hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

     (h) receipt by the Administrative Agent of an Officer's Certificate to the
effect set forth in clauses (c) and (d) of Section 3.01;

     (i) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the authority for and the validity of the Transaction Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent; and

     (j) the fact that there shall be no outstanding Letter of Credit
Liabilities (as defined in the Islands Credit Agreement) on the Effective Date.

The Administrative Agent shall promptly notify each of the parties hereto of the
Effective Date, and such notice shall be conclusive and binding on all parties hereto.

     SECTION 3.03. Effect of Amended Agreement. (a) On the Effective Date, the
Existing Credit Agreements will be consolidated, amended and restated to read in their entirety as set forth in this Amended Agreement. From and after the
Effective Date, the rights of the parties to this Agreement shall be governed by this Amended Agreement; provided that the rights of parties in respect of periods prior to the Effective Date shall be governed by the terms of the
Existing Credit Agreements as in effect at the relevant time.

                                       35

     (b) Except in those limited instances where the contrary clearly appears
(e.g., the addition of Section 4.15), the intent of the parties hereto is not to substantively alter the rights and obligations established by the Existing
Credit Agreements, but rather to clarify their application after giving effect to the Completion Date and to the Partnership Simplification, and this Amended
Agreement shall be interpreted consistently with this intention. Specifically,
(i) the payment obligations of Islands and Studio immediately prior to the
Effective Date shall be obligations of the Borrower upon the Effective Date, but otherwise shall be unchanged as to amount and timing, and (ii) whenever any provision of this Agreement contemplates a financial or similar measurement over a period of time commencing before the Merger Date, such measurement shall be determined with reference to Islands or Studio or both, as the context may require, for periods prior to the Merger Date and for the Borrower for periods after the Merger Date.

     SECTION 3.04. Waiver. The Banks hereby waive the restrictions of Section
5.20 of each of the Existing Agreements to the extent necessary to permit consummation of the Partnership Simplification; provided that this waiver is subject to the condition that the Liens created by the Original Pledge Agreement in the interest of the Pledgors in Islands and Studio shall attach to the partnership interests resulting from each sequential step in the Partnership
Simplification, irrespective of whether the Effective Date hereunder occurs. If for any reason, one or more of the transactions comprising the Partnership
Simplification shall have been consummated but the Effective Date shall not have occurred:

         (i) the rights of the Banks and the Agents with respect to Islands
     Delaware, Studio Delaware or the Borrower, as the case may be, under the
     Original Subordination Agreement shall be the same as if such entity were named in lieu of its predecessor or predecessors in the Original
     Subordination Agreement, and

         (ii) the rights of the Banks and the Agents with respect to the interests of the Pledgors in Islands Delaware, Studio Delaware or the
     Borrower, as the case may be, under the Original Pledge Agreement shall be the same as if such entity were named in lieu of its predecessor or predecessors in the Original Pledge Agreement, and

no such rights shall be adversely affected by any such transaction or by any consent of the Banks thereto.

                                       36

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants that:

     SECTION 4.01. Organization, Powers, Good Standing and Subsidiaries.

     (a) Organization and Powers. The Borrower is a limited partnership duly organized and validly existing under the laws of the State of Delaware and has all requisite partnership power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into the Transaction Documents to which it is party and to carry out the transactions contemplated thereby.

     (b) Qualification and Good Standing. The Borrower is duly qualified, properly licensed and in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of business requires such qualification, except in jurisdictions in which the failure to so qualify, be licensed or in good standing does not have and could not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.02. Authorization. The execution, delivery and performance of each of the Loan Documents to which the Borrower is party and the issuance, delivery and payment of the Notes have been duly authorized by all necessary partnership action.

     (a) No Conflict. The execution, delivery and performance by the Borrower of the Loan Documents to which it is party and the issuance, delivery and payment of the Notes do not and could not reasonably be expected to (i) violate any provision of law applicable to the Borrower, or any order, judgment or decree of any court or other agency of government binding on the Borrower, other than any such violation that does not have and could not reasonably be expected to have a
Material Adverse Effect, (ii) violate any provision of any Project Document,
(iii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the
Borrower, other than any such contract, breach or default that does not have and could not reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower, other than those created by the Collateral Documents or permitted by this Agreement, or (v) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual
Obligation of the Borrower, other than approvals or consents which have been obtained or approvals or consents, the failure to obtain which does not have and could not reasonably be expected to have a Material Adverse Effect.

                                       37

     (b) Consents. The execution, delivery and performance by the Borrower of the Loan Documents to which it is party and the issuance, delivery and payment of the Notes do not require any registration with, consent or approval of, or notice to, or other action by, any Federal, state or other Governmental
Authority or regulatory body, or any trustee or holder of any Indebtedness or obligation of Borrower, except for such registrations, consents, approvals, notices or other action described in clauses (i) and (ii) below, and all such required registrations have been made, such required consents, approvals or notices have been given, or such other appropriate actions have been taken, except for such registrations, consents, approvals, notices or other action, (i)
the failure to obtain which does not have and could not reasonably be expected to have a Material Adverse Effect or (ii) which are not required to have been made, given or taken at any time that this representation and warranty is made or deemed made and which are of a type routinely obtained in the ordinary course.

     (c) Binding Obligation. Each of the Loan Documents to which the Borrower is a party has been duly executed and delivered on behalf of the Borrower, and each of the Loan Documents to which the Borrower is a party constitutes the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors'
rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     SECTION 4.03. Financial Information; No Material Adverse Change.

     (a) The pro forma balance sheet of the Borrower as of July 3, 1999 fairly presents, on a pro forma basis as set forth therein, the pro forma financial position of the Borrower as of such date as if the Partnership Simplification had been consummated on such date.

     (b) Since July 3, 1999, no event or condition has occurred which has had a
Material Adverse Effect.

     SECTION 4.04. Title to Properties; Liens. The Borrower owns or leases or otherwise has the right to use all the properties and assets reasonably necessary to the operation of its business and all such properties and assets will be free and clear of Liens except as permitted pursuant to Section 5.15 and will be free and clear of any covenants, condition, or restrictions that are inconsistent with the current and proposed uses of such property except for any such covenants, conditions or restrictions that do not and could not reasonably be expected to have a Material Adverse Effect. The Borrower has or will obtain all private easements as are necessary for the conduct of the business of the
Borrower at any time.

                                       38

     SECTION 4.05. Litigation; Adverse Facts: Compliance with Laws. There is no litigation which could reasonably be expected to have a Material Adverse Effect;
there is no action, suit, proceeding or arbitration at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the actual knowledge of any Authorized Officer of the Borrower, threatened against or affecting the Borrower, which could reasonably be expected to result in a Material Adverse Effect. The Borrower is not (i) in violation of any applicable law, except for any such violation which could not reasonably be expected to have a Material Adverse Effect, or (ii) subject to, or in default with respect to, any final judgment, writ, injunction, decree, rule or regulation of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could reasonably be expected to have a Material Adverse Effect.
There is no action, suit, proceeding or investigation pending or, to the actual knowledge of any Authorized Officer of the Borrower, threatened against or affecting the Borrower, which could reasonably be expected to affect the validity or the enforceability of any of the Loan Documents.

     SECTION 4.06. Payment of Taxes. All United States federal income tax and other material tax returns and reports of the Borrower required to be filed by it have been filed, and all taxes, assessments, fees and other governmental charges upon the Borrower and upon its properties, assets, income and franchises which are due and payable have been paid except for such taxes, assessments, fees or other governmental charges being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and as to which such reserve or other appropriate provision, if any, as required in conformity with
GAAP shall have been made therefor.

     SECTION 4.07. Materially Adverse Agreements; Performance.

     (a) Agreements. The Borrower is not a party to and is not subject to any material agreement or instrument or charter or other internal restriction which could reasonably be expected to have a Material Adverse Effect.

     (b) Performance. The Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of the Borrower, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material
Adverse Effect.

                                       39

     SECTION 4.08. Intellectual Property Rights. The Borrower owns or possesses or holds under valid licenses all material patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights
(collectively, "INTELLECTUAL PROPERTY RIGHTS") that are necessary for the operation of the Theme Parks, and the Borrower is not in violation of any material provision thereof. To the knowledge of the Borrower, there is no infringement or claim of infringement by others of any material Intellectual
Property Right of the Borrower which has, or could reasonably be expected to have, a Material Adverse Effect. Except for the License Agreements, no other license, assignment or other document is or will be required for the Borrower to have the right to use the name "Universal" and the "Universal" logo or is or will be required for the Borrower to use any other Intellectual Property Rights which are owned or possessed by, or licensed to, Universal or any Affiliate of
Universal and which are necessary for the conduct of the Borrower's business.
The Borrower is not and will not be contractually obligated to pay any fee, royalty or other amount for the use of any Intellectual Property Rights covered by the License Agreements other than customary royalties with respect to sales of merchandise based on such Intellectual Property Rights and fees, royalties or amounts payable under applicable guild agreements or under license agreements licensing such Intellectual Property Rights to Universal and its Affiliates
(including reimbursement of amounts paid to third persons by Universal or its
Affiliates in respect of such fees, royalties and other amounts as provided in the Borrower Partnership Agreement).

     SECTION 4.09. Governmental Regulation. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal
Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or
to any Federal or state statute or regulation limiting its ability to incur
Indebtedness for money borrowed.

     SECTION 4.10. Securities Activities. The Borrower is not engaged principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used for any purpose which would be in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System as any of the same may at any time be amended or modified and in effect.

     SECTION 4.11. Employee Benefit Plans.

     (a) The Borrower and each of its ERISA Affiliates is in compliance in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Pension Plans and
Multiemployer Plans.

                                       40

     (b) No Termination Event has occurred or to the actual knowledge of the
Borrower is reasonably expected to occur with respect to any Pension Plan.

     (c) The actuarial present value of all benefit commitments under all
Pension Plans (with assets less than vested liabilities) do not exceed the assets thereunder by more than $2,500,000.

     (d) Neither the Borrower nor any of its ERISA Affiliates has incurred or reasonably expects to incur any withdrawal liability under ERISA to any
Multiemployer Plan in excess of $2,500,000.

     SECTION 4.12. Project Documents. The Project Documents are in full force and effect and no default exists (or, in the case of parties other than the
Borrower and its Affiliates, is known by the Borrower to exist) in the performance of any party thereto of any of its obligations thereunder that has or could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.13. Disclosure. No representation or warranty of the Borrower contained in this Agreement or any other document, certificate or written statement furnished to either Agent or any Bank by or on behalf of the Borrower for use in connection with the transactions contemplated by this Agreement (and, in the case of any such document, certificate or written statement, as supplemented or corrected in writing prior to the time that this representation or warranty is made or deemed made) contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading.

     SECTION 4.14. Hazardous Materials. The Borrower is in compliance in all material respects with all federal, state and local laws, ordinances and regulations relating to industrial hygiene or to the environmental conditions on, under or about its real property (except for real property no longer owned by the Borrower due to a conveyance, sale or other disposition pursuant to
Section 5.20), including, but not limited to, soil and ground water conditions, asbestos and asbestos containing materials. In the ordinary course of its business, the Borrower conducts an ongoing review of the effect of environmental laws on the business, operations and properties of the Borrower, in the course of which it identifies and evaluates associated liabilities and costs
(including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility

                                       41

or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Materials, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with environmental laws, are unlikely to have a Material Adverse Effect.

     SECTION 4.15. Year 2000 Compliance. The computer and management information systems of the Borrower have been programmed and/or reprogrammed such that the occurrence of January 1, 2000 will not cause malfunctions of such computer and management information systems which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                                    ARTICLE 5
                                    COVENANTS

     The Borrower agrees that, so long as any Bank has any Remaining Term Loan
Commitment or Working Capital Commitment hereunder or any Obligation remains unpaid:

     SECTION 5.01. Financial Statements and Other Reports. The Borrower will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. The Borrower will deliver or cause to be delivered to the
Administrative Agent for delivery to the Banks:

     (a) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, commencing with the first such fiscal quarter ending after the Completion Date, a balance sheet of the Borrower as at the end of such quarter and the related statements of income, partners' equity and cash flows for such fiscal quarter, all in accordance with GAAP, setting forth in each case in comparative form the figures for the corresponding quarters of the previous fiscal year, if available, all in reasonable detail and certified by the Chief Financial Officer of the Borrower that such financial statements fairly present the financial condition of the Borrower as at the dates indicated and the results of its operations and its cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustment;

     (b) within 120 days after the end of each fiscal year of the Borrower, a balance sheet of the Borrower as at the end of such year and the related statements

                                       42

of income, partners' equity and cash flows of the Borrower for such fiscal year, setting forth in each case in comparative form the figures for the previous year, if available, and all in reasonable detail and accompanied by a report thereon of independent certified public accountants of recognized national standing, which report shall be in form and substance reasonably satisfactory to the Required Banks and shall be unqualified and unlimited in scope and shall state that such financial statements present fairly the financial position of the Borrower as at the dates indicated and the results of its operations and its cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards;

     (c) together with each delivery of the financial statements pursuant to subdivisions (a) and (b) above, (i) an Officer's Certificate stating that the signer has reviewed the terms of this Agreement and the Notes and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of the Officer's
Certificate, of any condition or event which constitutes a Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto; and (ii) a compliance certificate in the form of
Schedule E hereto demonstrating in reasonable detail compliance during and at the end of such accounting periods with the applicable restrictions contained in
Sections 5.16, 5.18, 5.19, 5.20 and 5.23;

     (d) together with each delivery of the financial statements pursuant to subdivision (b) above, a written statement by the independent public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of this Agreement and the Notes as they relate to accounting matters and (ii) stating whether, in connection with their audit examination, any condition or event which constitutes an Event of Default has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default that would not be disclosed in the course of their audit examination;

     (e) promptly upon any Authorized Officer of the Borrower obtaining actual knowledge (i) of any condition or event which constitutes a Default or becoming aware that any Bank or Agent has given any notice with respect to a claimed
Default, (ii) that any Person has given any notice to the Borrower or taken

                                       43

any other action with respect to a claimed default or event or condition of the type referred to in Section 6.01(b), or (iii) of a material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of the Borrower or either Theme Park, an Officer's Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default, Default, event or condition, and what action the
Borrower has taken, is taking and proposes to take with respect thereto;

     (f) promptly upon any Authorized Officer of the Borrower obtaining actual knowledge of (i) the institution of, or threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower or any property of the Borrower not previously disclosed by the Borrower to the
Banks, or (ii) any material development in any such action, suit, proceeding, governmental investigation or arbitration, which, in either case could reasonably be expected to have a Material Adverse Effect, the Borrower shall promptly give notice thereof to the Administrative Agent and the Banks;

     (g) promptly upon any Authorized Officer of the Borrower obtaining actual knowledge of the occurrence of any (i) Termination Event, or (ii) "prohibited transaction," as such term is defined in Section 4975 of the Internal Revenue
Code, in connection with any Pension Plan or any trust created thereunder, a notice specifying the nature thereof, what action the Borrower has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service or the Pension Benefit
Guaranty Corporation with respect thereto;

     (h) with reasonable promptness, copies of (i) all notices received by the
Borrower or any of the Borrower's ERISA Affiliates of the Pension Benefit
Guaranty Corporation's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan; and (ii) all notices received by the
Borrower or any of the Borrower's ERISA Affiliates from a Multiemployer Plan sponsor concerning the imposition of withdrawal liability pursuant to Section
4202 of ERISA;

     (i) on or after the date on which all costs and expenses incurred in order for Completion to occur shall have been paid in full, or provision for such payment satisfactory to the Required Banks shall have been made, an Officer's
Certificate to such effect, which Officer's Certificate shall set forth a calculation of such costs and expenses, the aggregate amount of Funded Equity required for the payment thereof (after taking into account amounts paid or to be paid with the proceeds of the Term Loans) and the amount, if any, available for payment of Restricted Payments pursuant to Section 5.18(a)(i); and

                                       44

     (j) with reasonable promptness, such other information and data with respect to the Borrower or either Theme Park as from time to time may be reasonably requested by the Administrative Agent upon the instruction of any
Bank.

The Borrower will not change its fiscal year from a period of four fiscal quarters (based on a 52/53 week year) ending on the last Saturday of each June or the first Saturday of July; provided that the Borrower may change its fiscal year with the prior written approval of the Administrative Agent if the
Administrative Agent is satisfied that such change will have no substantive effect on the requirements of Section 5.19 or any other provision of this
Agreement.

     SECTION 5.02. Existence, etc.

     The Borrower will at all times preserve and keep in full force and effect its existence and all rights, franchises and licenses necessary or desirable for the operation of either Theme Park (other than those referred to in Section
5.08) unless failure to preserve and keep in full force and effect any such rights, franchises and licenses could not reasonably be expected to have a
Material Adverse Effect. The Borrower will remain duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties requires such qualification, except where the failure to maintain such qualification could not reasonably be expected to have a Material
Adverse Effect, and shall not engage in any business other than the operation of the Theme Parks and activities related thereto.

     SECTION 5.03. Payment of Taxes and Claims. The Borrower will pay all taxes, assessments and other governmental charges imposed upon it or any of its operations or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and all claims
(including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien upon any of its assets, prior to the time when any penalty or fine shall be incurred with respect thereto, other than such taxes, assessments, other governmental charges and claims as to which the failure to pay, in the aggregate, could not reasonably be expected to have a Material Adverse Effect;
provided that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and as to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

     SECTION 5.04. Maintenance of Properties; Insurance.

                                       45

     (a) The Borrower will maintain or cause to be maintained in good repair, working order and condition all material properties used or useful in connection with the operation of either Theme Park and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. The
Borrower will maintain or cause to be maintained, insurance of the types, in the amounts and with the insurers (or other financially sound insurers) set forth on
Schedule F hereto. In the event any insurance set forth on Schedule F hereto becomes unavailable on commercially reasonable terms, the Banks agree to discuss reasonable alternative arrangements with the Borrower; provided, however, that the insurance set forth on Schedule F hereto shall be maintained if the Required
Banks reasonably determine that such insurance should be maintained. The Banks and the Agents make no representation of the solvency of any insurer or the sufficiency of any amount of insurance obtained by the Borrower.

     (b) If (i) the aggregate insurance proceeds received in connection with one or more related events by the Borrower under any insurance policy maintained by the Borrower covering losses with respect to tangible real or personal property or improvements exceeds $20,000,000 (exclusive of amounts paid under business interruption or similar coverage) and (ii) the Borrower fails to commence within
18 months of the occurrence of such losses, and thereafter to diligently pursue, repair or reconstruction of the damaged or destroyed properties or improvements
(or to commence and diligently pursue the construction of new properties or improvements with substantially the same quality, appeal and capacity as that which was damaged or destroyed), then the Borrower shall promptly prepay the
Loans pursuant to Section 2.09 in an amount equal to such insurance proceeds.

     SECTION 5.05. Inspection.

     (a) The Borrower will permit any authorized representatives designated by the Required Banks (or, if an Event of Default shall have occurred and be continuing, any Bank), including, without limitation, an independent architect, an environmental consultant or other professional, at the expense of the Bank or
Banks making such request, to visit and inspect the Theme Parks and other matters relating to the business activities, properties and records of the
Borrower, including financial and accounting records, and to make copies and take extracts therefrom, and to discuss the affairs, finances and accounts of the Borrower with the officers and independent public accountants of the
Borrower, and to perform environmental audits, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested; provided, however, that such authorized representatives shall have executed an agreement agreeing to be bound by the provisions of
Section 9.11 hereof.

                                       46

     (b) The Agents and the Banks are under no duty to supervise or inspect construction or examine any books and records. Any inspection or examination by an Agent or a Bank is for the sole purpose of protecting the Banks' security and preserving the Banks' rights under this Agreement. No default on the part of the
Borrower will be waived by any inspection by any Agent or Bank. In no event will any inspection by any Agent or Bank be a representation that there has been or will be compliance with the plans or specifications or that the construction is free from defective materials or workmanship.

     SECTION 5.06. Compliance with Laws, etc.

     The Borrower will obtain, comply with, and keep in effect all permits and approvals, including without limitation, zoning approvals, required from any
Governmental Authority for lawful operation of either Theme Park, including, without limitation, all approvals of any changes in plans, specifications, work materials or contracts that are required by law, or under the terms of any recorded instrument affecting either Theme Park, or under any lease, loan commitment or other agreement relating to either Theme Park, the failure to obtain, comply with or keep in effect which would have a Material Adverse
Effect. The Borrower will comply with the requirements of all existing and future applicable laws, rules, ordinances, regulations and orders of any
Governmental Authority, including, without limitation, all subdivision laws and zoning requirements and with all recorded covenants, conditions and restrictions affecting the Real Property, noncompliance with which could reasonably be expected to have a Material Adverse Effect.

     SECTION 5.07. Clean-Down Period.

     During the Revolving Credit Period, Working Capital Outstandings shall be
$30,000,000 or less for a period of at least 14 consecutive calendar days during the period from June 1 to October 31 in each calendar year, except for such period in 1999.

     SECTION 5.08. Licenses, Material Contracts, etc.

     (a) The Borrower will obtain and maintain the right to use all Intellectual
Property Rights necessary for either Theme Park and the conduct of the
Borrower's business, and will maintain in full force and effect, comply with, and enforce its rights under, the Project Documents to which it is a party, except where the failure to so comply or enforce could not reasonably be expected to have a Material Adverse Effect.

     (b) For so long as either Theme Park is managed by Universal or an
Affiliate of Universal, the Borrower shall use all reasonable efforts to ensure that

                                       47

it is offered the opportunity to obtain the right to use in connection with such
Theme Park all proprietary and creative elements used at or otherwise made available at the Universal Studios Tour operated by Universal or an Affiliate of
Universal in Los Angeles, California without payment of any fee (except for such fees required by applicable guild agreements or other agreements with third parties).

     SECTION 5.09. Protection Against Lien Claims. The Borrower will promptly pay and discharge all claims and liens for labor done and materials and services furnished in connection with the operation of either Theme Park; provided that the Borrower may contest in good faith any claim or lien so long as it does so diligently and without prejudice to the Banks.

     SECTION 5.10. Indemnity. The Borrower agrees to indemnify and hold the
Banks and the Agents harmless from and against all liabilities, claims, damages, costs and expenses (including but not limited to reasonable legal fees and disbursements) arising out of or resulting from any defective workmanship or materials occurring in the construction of either Theme Park; except such liabilities, claims, damages, costs and expenses (including but not limited to reasonable legal fees and disbursements) as result from work done or materials obtained by the Agents or the Banks, or by the Borrower at the written direction of the Agents or the Required Banks. In those situations described in the preceding sentence where the Borrower has agreed to indemnify and hold harmless,
(i) upon demand by the Required Banks, the Borrower shall defend any action or proceeding alleging any defective workmanship or materials brought against any
Agent or Bank, or (ii) the Agents or the Banks, or any of them, may defend and employ counsel in enforcing its rights hereunder; provided that in connection with any particular matter the Borrower shall not be obligated to pay the fees and expenses of more than one law firm (in addition to local counsel), such law firm to be designated by the Administrative Agent, for all parties entitled to indemnification under this Section 5.10. The provisions of this subsection will survive the termination of this Agreement and the payment of the Obligations.

     SECTION 5.11. Hazardous Materials. The Borrower covenants that it shall keep and maintain real property owned (except for real property no longer owned by the Borrower due to a conveyance, sale or other disposition pursuant to
Section 5.20) or used by the Borrower and operate the Theme Parks in compliance in all material respects with all federal, state or local laws, ordinances or regulations relating to (a) industrial hygiene or the environmental conditions on, under or about such real property, including, but not limited to, soil and ground water conditions, asbestos and asbestos containing materials and (b) the use, generation, manufacture, storage or disposal on, under or about such real property, or the transport to or from such real property, of any Hazardous
Materials.

                                       48

     SECTION 5.12. Management of Borrower. The Borrower will cause Universal or a Subsidiary or Affiliate of Universal at all times to manage the Theme Parks, provided that the Borrower may upon the prior written consent of the Required
Banks, which consent shall not be unreasonably withheld, replace such legal entity with a new manager.

     SECTION 5.13. Condition of Real Property. The Borrower will at all times cause the real property upon which the entirety of each Theme Park is located to have adequate easements and rights of way over any contiguous real property for the full enjoyment of the intended use thereof.

     SECTION 5.14. Indebtedness. The Borrower will not, directly or indirectly, create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

     (a) Indebtedness of the Borrower under the Loan Documents;

     (b) Indebtedness that is subordinated to the Obligations of the Borrower pursuant to the Subordination Agreement; provided that any such Indebtedness shall be owed exclusively to the partners in the Borrower;

     (c) Indebtedness not otherwise permitted by this Section, provided that the sum (without duplication) outstanding at any time of (i) the aggregate principal amount of such Indebtedness, (ii) the aggregate amount of Contingent Obligations permitted by Section 5.17(c), (iii) the aggregate amount secured by Liens permitted by Section 5.15(i) and (iv) the aggregate unrecovered amount of
Investments under Section 5.16(g), shall not exceed $70,000,000; provided further that the foregoing $70,000,000 limitation shall be increased by 5%, on a cumulative basis, on each January 1, commencing with January 1, 1997;

     (d) Indebtedness secured by Liens permitted by Section 5.15(i); and

     (e) Tax Indebtedness not otherwise permitted, provided that (i) such indebtedness has a weighted average life to maturity greater than the then remaining weighted average life to maturity of the Term Loans and (ii)
substantially simultaneously with the incurrence of such Tax Indebtedness after the Effective Date, an amount not less than the amount of the proceeds thereof, net of costs of issuance, is applied as an optional reduction of the Remaining
Term Loan Commitments and/or optional prepayment of the Term Loans.

     SECTION 5.15. Liens. The Borrower will not, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts

                                       49

receivable), whether now owned or hereafter acquired, or any income or profits therefrom, except:

     (a) Liens for taxes, assessments or governmental charges or claims which are not at the time required to be paid pursuant to Section 5.03;

     (b) statutory and common law Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

     (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), bank offset agreements and credit card service agreements;

     (d) minor defects and irregularities in title to any real property which in the aggregate do not impair the fair market value or use of the real property for the purposes for which it is or may reasonably be expected to be held;

     (e) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, public utilities and other like purposes affecting real property, facilities, or equipment which in the aggregate do not materially burden or impair the fair market value or use of such property for the purposes for which it is or may reasonably be expected to be held or in connection with either Theme Park;

     (f) Liens securing obligations created by or resulting from any litigation or legal proceeding involving the Borrower in the ordinary course of business which is currently being contested in good faith by appropriate proceedings;
provided that adequate reserves have been set aside and no property is subject to a material risk of loss or forfeiture; and provided further that on and after the Completion Date no Lien securing an amount in excess of $25,000,000 shall be permitted under this subsection (f) for more than 10 days after the imposition thereof;

     (g) Liens created by the Collateral Documents;

                                       50

     (h) Liens securing the obligations of the Borrower in respect of the
*** Fee; and

     (i) Liens not otherwise permitted by this Section, provided that the sum
(without duplication) outstanding at any time of (i) the aggregate amount secured by such Liens, (ii) the aggregate amount of Contingent Obligations permitted by Section 5.17(c), (iii) the aggregate principal amount of
Indebtedness permitted by Section 5.14(c) and (iv) the aggregate unrecovered amount of Investments under Section , shall not exceed $70,000,000; provided further that the foregoing $70,000,000 limitation shall be increased by 5%, on a cumulative basis, on each January 1, commencing January 1, 1997.

     SECTION 5.16. Investments. The Borrower will not directly or indirectly make or own any Investment in any Person except: (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the
United States, in each case maturing within two years from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors
Service, Inc., (c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors
Service, Inc., (d) certificates of deposit or bankers' acceptances maturing within six months from the date of acquisition thereof issued by commercial banks organized under the laws of the United States of America or any state thereof or the District of Columbia, each having combined capital and surplus of not less than $1,000,000,000, (e) so long as both before and after giving effect thereto no Event of Default (and, to the actual knowledge of all Authorized
Officers, no Default) shall have occurred and be continuing, demand loans
(bearing interest at a market rate) to (or guaranteed by) Universal or Rank, provided that (i) the aggregate outstanding principal amount of such loans shall at no time exceed $100,000,000 and (ii) the aggregate amount of such loans during any fiscal quarter shall not exceed 66 2/3% of the Borrower's good faith estimate of Applicable Excess Cash Flow for such period, (f) Scheduled Affiliate
Transactions and (g) Investments not otherwise permitted by this Section, provided that the sum (without duplication) outstanding at any time of (i) the aggregate unrecovered amount of such Investments, (ii) the aggregate amount secured by Liens permitted by Section 5.15(i), (iii) the aggregate principal amount of Indebtedness permitted by Section 5.14(c) and (iv) the aggregate amount of Contingent Obligations permitted by Section 5.17(c), shall not exceed
$70,000,000 provided further that the foregoing

                                       51

$70,000,000 limitation shall be increased by 5%, on a cumulative basis, on each
January 1, commencing January 1, 1997.

Without limiting the generality of the foregoing, (i) the Borrower will not have any Subsidiaries without the prior written consent of the Required Banks, which consent may be conditioned upon such changes in the Loan Documents as the
Required Banks may deem appropriate to reflect the existence of such
Subsidiaries and (ii) except for Scheduled Affiliate Transactions, the Borrower will not make any Investment in any Affiliate except pursuant to clause (e)
above.

     SECTION 5.17. Contingent Obligations. The Borrower will not, directly or indirectly, create or become or be liable with respect to any Contingent
Obligation, except:

     (a) Contingent Obligations constituting Indebtedness permitted by Section
5.14 and Contingent Obligations in respect of Derivatives Obligations incurred for bona fide hedging purposes;

     (b) Contingent Obligations required pursuant to Florida law and Contingent
Obligations not relating to the Indebtedness of any other Person arising in the ordinary course of the construction or development of the Project or the operation of either Theme Park;

     (c) Contingent Obligations not otherwise permitted by this Section, provided that the sum (without duplication) outstanding at any time of (i) the aggregate amount of such Contingent Obligations, (ii) the aggregate amount secured by Liens permitted by Section 5.15(i), (iii) the aggregate principal amount of Indebtedness permitted by Section 5.14(c) and (iv) the aggregate unrecovered amount of Investments under Section 5.16(g), shall not exceed
$70,000,000; provided further that the foregoing $70,000,000 limitation shall be increased by 5%, on a cumulative basis, on each January 1, commencing January 1,
1997; and

     (d) Contingent Obligations resulting from or created pursuant to any
Scheduled Affiliate Transactions.

     SECTION 5.18. Restricted Payments: Universal Fees.

     (a) The Borrower will not, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment, except that, so long as both before and after giving effect to any such Restricted Payment, no Event of
Default (and to the actual knowledge of all Authorized Officers, no Default)
shall have occurred and be continuing:

                                       52

         (i) not less than five Domestic Business Days following the date of delivery of the Officer's Certificate required pursuant to Section 5.01(i), the Borrower may make a one-time Restricted Payment in an amount not more than the excess, if any, of Funded Equity over the aggregate amount of
     Funded Equity required to pay all costs and expenses incurred in order for
     Completion to occur (after taking into account amounts paid or to be paid with proceeds of Term Loans);

         (ii) in the event of a sale of land by the Borrower in connection with the development or construction of hotels, the Borrower may make a
     Restricted Payment substantially simultaneously with the receipt by the
     Borrower of the net cash proceeds of such sale in an amount equal to 33
     1/3% of such net cash proceeds; and

         (iii) in addition to the Restricted Payments permitted to be made by clauses (i) and (ii) above, the Borrower may make Restricted Payments;
     provided that:

               (A) such Restricted Payments are made on a date (a "RESTRICTED
         PAYMENT DATE") within 30 days following the delivery of financial statements for a fiscal period pursuant to Section 5.01 (the last fiscal quarter covered by such financial statements being the fiscal quarter "in respect of which" such Restricted Payments are made); and

               (B) the amount of such Restricted Payments made in respect of such fiscal quarter, when aggregated with the amount of such Restricted
         Payments in respect of the three preceding fiscal quarters (or, if less, the number of fiscal quarters then ended subsequent to the
         Completion Date), and the amount of all Prepayment Amounts in respect of all such Restricted Payments, does not exceed Applicable Excess Cash
         Flow for such four quarter period (or, in the case of each of the first three quarters after the Completion Date, 66 2/3% of Applicable Excess
         Cash Flow for the applicable period ended at the end of such fiscal quarter), adjusted (if necessary) for changes in outstanding balances of Partner Loans as specified in paragraph (C) below; and

               (C) the amount of Applicable Excess Cash Flow in respect of any
         Restricted Payment Date shall be reduced (or increased) by the amount of any net increase (or net decrease) in the aggregate outstanding balance of Partner Loans since the preceding Restricted Payment Date.
         The forgiveness of an

                                       53

         outstanding Partner Loan shall be deemed a repayment thereof with the proceeds of a Restricted Payment.

     (b) In addition to the Restricted Payments permitted by subsection (a)
above, the Borrower may pay at any time accrued Universal Fees (together with any interest accrued thereon at a rate per annum not exceeding the prime rate);
provided that (x) no Universal Fees may be paid pursuant to this clause (ii)
unless both before and after giving effect to the payment thereof no Event of
Default (and, to the actual knowledge of all Authorized Officers, no Default)
shall have occurred and be continuing and (y) the aggregate amount of Universal
Fees accrued by the Borrower with respect to any period shall not exceed 5% of the Borrower's gross revenues for such period.

     SECTION 5.19. Financial Covenants.

     (a) Funded Debt Ratio. The Funded Debt Ratio will not at the last day of any fiscal quarter set forth below exceed the applicable ratio set forth below:

1st FQFC                                 12.00 to 1.00
2nd FQFC                                 10.00 to 1.00
3rd FQFC                                 8.00 to 1.00
4th FQFC                                 6.50 to 1.00
5th FQFC                                 5.50 to 1.00
6th FQFC                                 5.00 to 1.00
7th FQFC                                 4.75 to 1.00
8th through 11th FQFC                    4.00 to 1.00
12th FQFC and thereafter                 3.00 to 1.00

     (b) Interest Coverage Ratio. The Interest Coverage Ratio will not at the last day of any fiscal quarter set forth below be less than the applicable ratio set forth below:

1st through 5th FQFC                     1.75 to 1.00
6th FQFC                                 2.00 to 1.00
7th FQFC                                 2.25 to 1.00
8th through 11th FQFC                    2.50 to 1.00
12th through 15th FQFC                   3.00 to 1.00

                                       54

16th FQFC and thereafter                 3.75 to 1.00

     (c) Debt Service Coverage Ratio. The Debt Service Coverage Ratio will not at the last day of any FQFC be less than 1.35 to 1.00.

     SECTION 5.20. Restriction on Fundamental Changes; Purchases and Sale of
Assets.

     (a) The Borrower will not enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, whether now owned or hereafter acquired, except that so long as no Event of
Default (and, to the actual knowledge of all Authorized Officers, no Default)
has occurred and is then continuing:

         (i) The Borrower may sell, lease or otherwise dispose of (w) inventory, cash, cash equivalents and other cash management investments and obsolete, worn-out or surplus equipment, in each case in the ordinary course of business, (x) assets to be sold, leased or otherwise disposed of in connection with a Scheduled Affiliate Transaction, (y) land to be sold, leased or otherwise disposed of in connection with the development and construction of hotels and (z) assets not excluded by clause (w), (x) or
     (y) so long as on the date of disposition of any asset, the aggregate fair market value of all such assets so disposed of during the term of this
     Agreement shall not exceed 10% of the book value (without taking into account depreciation) of all of the assets of the Borrower on the last day of the fiscal quarter of the Borrower most recently ended prior to the date of any such conveyance, sale, lease, transfer or other disposition;
     provided that an amount not less than 66 2/3% of the net cash proceeds of any sale of land in connection with the development or construction of hotels, whether or not to an Affiliate, shall substantially simultaneously with the receipt thereof by the Borrower be applied as an optional prepayment of the Term Loans.

         (ii) Without limiting the generality of the foregoing, the Borrower may license Intellectual Property Rights so long as such license permits the continued use of such Intellectual Property Rights by the Borrower in connection with the Theme Parks (to the extent necessary or desirable in connection therewith) and could not materially and adversely affect or impair the value to the Borrower of such Intellectual Property Rights.

                                       55

     (b) The Borrower will not, directly or indirectly, purchase or acquire any real property, except that so long as no Event of Default (and, to the actual knowledge of all Authorized Officers, no Default) has occurred and is then continuing, the Borrower may, in any fiscal year, (i) purchase real property in an aggregate amount which does not exceed 15% of the book value (as determined in accordance with GAAP) of real property owned by the Borrower at the end of the prior fiscal year, and (ii) purchase any amount of real property as long as such purchase is made with the proceeds of cash equity contributions to the
Borrower or loans to the Borrower the payment of which are subordinated to the payment of the Obligations pursuant to the terms of the Subordination Agreement.

     SECTION 5.21. ERISA. The Borrower will not, and will not permit any of its
ERISA Affiliates to (a) engage in any transaction in connection with which the
Borrower or any of its ERISA Affiliates would be reasonably likely to be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in either case in an amount in excess of $2,500,000; (b) fail to make full payment when due of all amounts which, under the provisions of any Pension Plan, the Borrower or any of its
ERISA Affiliates is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency, whether or not waived, with respect to any
Pension Plan in an aggregate amount greater than $2,500,000; (c) permit the actuarial present value of all benefit commitments under all Pension Plans to exceed the current value of the assets of such Pension Plans (excluding Pension
Plans with assets greater than vested benefits) allocable to such vested benefits by more than $2,500,000; or (d) fail to make any payments in an aggregate amount greater than $1,000,000 to any Multiemployer Plan that the
Borrower or any of its ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto. As used in this Section, the term "ACCUMULATED FUNDING DEFICIENCY" has the meaning specified in Section 302 of ERISA and Section 412 of the Internal Revenue Code,
the term "ACCRUED BENEFIT" has the meaning specified in Section 3 of ERISA and the terms "ACTUARIAL PRESENT VALUE" and "BENEFIT COMMITMENTS" have the meaning specified in Section 4062(b)(1)(A) of ERISA.

     SECTION 5.22. Transactions with Affiliates. Except for (i) Partner Loans,
(ii) the transactions contemplated by Section 5.27, (iii) the performance of the
Project Documents and (iv) the Scheduled Affiliate Transactions, the Borrower
will not directly or indirectly enter into or permit to exist any transaction
(including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service), with any Affiliate of the Borrower, except on arms-length terms which take into consideration the expertise and creative talents of such Affiliate.

                                       56

     SECTION 5.23. Capital Expenditures. The Borrower may make Capital
Expenditures so long as such Capital Expenditures (other than Capital
Expenditures (i) for Construction Costs or (ii) made prior to the Completion
Date) do not exceed $250,000,000 during any period of eight consecutive fiscal quarters (such amount to be increased by 5% on each January 1, commencing
January 1, 1997); provided that Capital Expenditures made from the proceeds of equity contributions or loans that are subordinated to the Obligations pursuant to the Subordination Agreement shall not be included for purposes of determining compliance with the foregoing limitations on Capital Expenditures; and provided further that if a Special Period shall occur, then for each fiscal period specified below which ends during the Special Period, Capital Expenditures for the Borrower shall not be less than the specified percentage of the Forecast
Capital Expenditures for such period: (i) for the first fiscal year ending during the Special Period, 50%; (ii) for the two-year period ending at the second fiscal year-end during the Special Period, 66 2/3%; and (iii) for the three-year period ending at the third fiscal year-end during the Special Period, and each subsequent three-year period ending during the Special Period, 75%.

     "FORECAST CAPITAL EXPENDITURES" for any fiscal year means the applicable amount determined based on the schedule by calendar year set forth below:

          CALENDAR YEAR                       FORECAST CAPITAL EXPENDITURES
          -------------                       -----------------------------
             1999                                     $29,100,000
             2000                                    $127,100,000
             2001                                    $131,100,000
             2002                                    $106,700,000
             2003                                    $105,300,000
             2004                                    $110,200,000
             2005                                    $112,400,000
             2006                                    $126,200,000
             2007                                    $130,700,000

     SECTION 5.24. Use of Proceeds. The proceeds of the Term Loans under the
Remaining Term Loan Commitments will be used by the Borrower solely to finance
(or to reimburse the Borrower for) the construction and development of the
Project, including related infrastructure costs and working capital requirements and interest costs and fees during construction. The proceeds of the Working
Capital Loans will be used by the Borrower for working capital purposes

                                       57

(including repayment of Indebtedness and payment of Restricted Payments otherwise permitted hereunder) in connection with the operation of the Theme
Parks.

     SECTION 5.25. Amendment of Related Agreements. The Borrower will not amend, modify, waive the provisions of or terminate, or consent to any amendment, modification, waiver or termination of, any Project Document to which it is a party, except where such amendment, modification or waiver could not reasonably be expected to have a Material Adverse Effect.

     SECTION 5.26. Limitation on Granting Negative Pledges. The Borrower will not enter into, or suffer to exist, any agreement with any Person, other than this Agreement, which prohibits or limits the ability of the Borrower to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired (other than with respect to assets subject to consensual liens permitted under Section 5.15).

     SECTION 5.27. Hedging Facilities. The Borrower shall maintain in full force and effect the interest rate swaps, caps and/or other Derivatives Obligations entered into pursuant to Section 5.27 of either Existing Credit Agreement.

                                    ARTICLE 6
                                    DEFAULTS

     SECTION 6.01. Events of Default. If one or more of the following events
("EVENTS OF DEFAULT") shall have occurred and be continuing:

     (a) Failure to Make Payments When Due

     Any principal of any Loan shall not be paid when due, whether at stated
maturity, by acceleration, by notice of prepayment or otherwise, or any interest or fees payable by the Borrower under the Loan Documents shall not be paid within five days of the due date thereof; or

     (b) Default under Other Agreements

         (i) The Borrower shall fail to make any payment in respect of any
     Material Financial Obligations (other than the Loans) when due or within any applicable grace period; or

         (ii) any event or condition shall occur that results in the acceleration of the maturity of any Material Debt or the termination prior

                                               58

     to scheduled termination of any Material Commitment or enables the holder or holders of such Material Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or enables the maker or makers of any Material Commitment or any Person acting on behalf of such maker or makers to terminate such Material Commitment; or

         (c) Breach of Certain Covenants

         (i) Failure of the Borrower to observe or perform any of the covenants or agreements contained in Section 5.01(e)-(i), 5.07, 5.14, 5.15, 5.16,
     5.17, 5.18, 5.20, 5.22, 5.23, 5.24, 5.25 or 5.27 of this Agreement; or

         (ii) Failure of Borrower to observe or perform any of the covenants or agreements contained in Section 5.19 as of the end of any fiscal quarter which shall be continuing at the earliest of (x) the date of delivery of financial statements for the period ending at the end of such fiscal quarter pursuant to Section 5.01, (y) the Restricted Payment Date, if any,
     established in respect of such fiscal quarter pursuant to Section
     5.18(a)(iii)(A) and (z) the 60th day after the end of such fiscal quarter
     (it being understood that a Default under this paragraph existing at the end of such fiscal quarter may be cured within the period specified herein through the payment or prepayment of Indebtedness with the proceeds of equity or Subordinated Debt contributions to the extent necessary to restore compliance on a pro forma basis with the applicable provision of
     Section 5.19 after giving effect to such payment or prepayment of
     Indebtedness as of the first day of the relevant period); or

     (d) Breach of Warranty

     Any of the representations or warranties made in any of the Loan Documents by the Borrower or in any statement or certificate at any time given by the
Borrower in writing pursuant to any Loan Document or in connection therewith shall be false or misleading in any material respect on the date as of which made; or

     (e) Other Defaults Under Agreement

     The Borrower shall default in the performance of or compliance with any term or obligation contained in this Agreement other than those referred to elsewhere in this Section 6.01 and such default shall not have been remedied or waived within 30 days after the Borrower receives notice of the occurrence of such default from the Administrative Agent; provided that no Event of Default shall exist under this subsection (e) with respect to any default under or non-

                                       59

compliance with Section 5.02, 5.04(a) (first sentence), 5.06, 5.08, 5.11 or 5.13 so long as the default or non-compliance that would otherwise give rise to an
Event of Default did not arise from the willful misconduct or gross negligence of the Borrower and is susceptible of being cured and the Borrower is diligently taking steps to cure such default or non-compliance; or

     (f) Involuntary Bankruptcy; Appointment of Receiver, etc.

     (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under the
Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or
(ii) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower or all or a substantial part of its property shall have been entered; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Borrower, and the continuance of any the events described in this clause (ii) for 60 days unless dismissed, bonded or discharged; or

     (g) Voluntary Bankruptcy; Appointment of Receiver, etc.

     The Borrower shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Borrower of any assignment for the benefit of creditors; or the inability or failure of the Borrower or the admission by the
Borrower in writing of its inability to pay its debts as such debts become due;
or

     (h) Judgments and Attachments

     Any money judgment, writ or warrant of postjudgment attachment, or similar process involving in any case an amount in excess of $2,500,000 shall be entered or filed against the Borrower and shall remain undischarged, unvacated, unbonded or unstayed for a period of 30 days or in any event later than five days prior to the date of any proposed sale thereunder; or

     (i) Dissolution

                                       60

     Any order, judgment or decree shall be entered decreeing the dissolution or split up of the Borrower and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

     (j) Unfunded ERISA Liabilities

         (i) Any Pension Plan maintained by the Borrower or any of its ERISA
     Affiliates shall be terminated within the meaning of Title IV of ERISA unless such Plan's assets would exceed its liabilities upon a termination;
     or (ii) a trustee shall be appointed by an appropriate United States district court to administer any Pension Plan; or (iii) the Pension Benefit
     Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Pension Plan or to appoint a trustee to administer any
     Pension Plan; or (iv) the Borrower or any of its ERISA Affiliates shall withdraw (under Section 4063 of ERISA) from a Pension Plan, if as of the date thereof or any subsequent date, the sum of each of the Borrower's and its ERISA Affiliate's various liabilities (such liabilities to include, without limitation, any liability in excess of any assets allocated to such liabilities to the Pension Benefit Guaranty Corporation (or any successor thereto) or to any other party under Sections 4062, 4063 or 4064 of ERISA)
     or resulting from or otherwise associated with such events listed in clauses (i)-(iv) above exceeds $5,000,000; or

     (k) Withdrawal Liability Under Multiemployer Plan

     The Borrower or any of its ERISA Affiliates as employer under a
Multiemployer Plan shall have made a complete or partial withdrawal from such
Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $5,000,000 and such liability shall not have been paid prior to its due date; or

     (l) Loss of Rights Under Contractual Obligations

     Any Governmental Authority shall, after a full hearing provided by law, and after all appeals have been taken and final determination made, revoke or fail to renew any license material to the operation of either Theme Park and such revocation or failure to renew could reasonably be expected to have a Material
Adverse Effect; or the Borrower shall for any reason lose any rights under any
Contractual Obligation, which loss, after giving effect to any replacement thereof, could reasonably be expected to have a Material Adverse Effect; or the
Borrower shall suffer the imposition of any restraining order, escrow or impound of funds in connection with any proceeding (judicial or administrative) with respect to such

                                       61

Contractual Obligation, which imposition shall materially adversely affect the operation of either Theme Park; or

     (m) Condemnation and Major Casualty

     Any property of the Borrower shall be the subject of a condemnation judgment or decree which shall not have been vacated or stayed pending appeal within 30 days from the entry thereof and such condemnation judgment or decree could reasonably be expected to have a Material Adverse Effect; or either (i)
uninsured casualty losses to property in excess of $50,000,000 in the aggregate in any fiscal year shall occur at either Theme Park and additional capital in the form of equity or Subordinated Loans (or other financial support satisfactory to the Required Banks) shall not have been provided to the Borrower to make up for such losses to the extent in excess of funds then available to the Borrower from other sources, or (ii) a loss of all or substantially all of either Theme Park or the use thereof due to destruction, damage beyond economical repair, or rendition of either Theme Park permanently unfit for normal use for any reason whatsoever; or

     (n) Related Agreements

     Any material breach or default shall occur or there is a failure to observe or perform any material covenant or agreement under any of the Project Documents
(other than the Loan Documents) and such breach, default or failure to observe or perform could reasonably be expected to have a Material Adverse Effect;

     (o) Universal and Rank Participation

     Unless the Required Banks shall have otherwise consented as provided in
Section 6.02,

         (i) at any time prior to January 31, 2001 (the "BREAK-IN PERIOD DATE"),
     (A) Universal and Rank do not collectively own, directly or indirectly, at least 66 2/3% of all partnership interests in the Borrower; or (B) Rank and
     Universal do not each own, directly or indirectly, partnership interests in the Borrower equal to at least the greater of (x) 33 1/3% of all partnership interests in the Borrower owned by Rank and Universal, directly or indirectly, on a collective basis and (y) the aggregate percentage of all partnership interests in the Borrower that are not then owned, directly or indirectly, by Rank or Universal; or

         (ii) at any time during the period from the Break-in Period Date to, but not including, the date on which the Administrative Agent receives an
     Officer's Certificate from the Borrower showing that the Funded Debt

                                       62

     Ratio is 2.00 to 1.00 or less (the "RATIO SATISFACTION DATE"), (A)
     Universal and Rank do not collectively own, directly or indirectly, at least 51% of all partnership interests in the Borrower; or (B) Rank and
     Universal do not each own, directly or indirectly, partnership interests in the Borrower equal to at least 33 1/3% of all partnership interests in the
     Borrower owned by Rank and Universal, directly or indirectly, on a collective basis; or

         (iii) at any time on or after the Ratio Satisfaction Date, Universal and Rank cease to collectively own, directly or indirectly, at least 25% of all partnership interests in the Borrower; or

     (p) Liens

     Any Lien (whether voluntary or involuntary), other than the Liens created by the Collateral Documents, on or with respect to any partnership interest in the Borrower or any other rights or interests in profits, dividends or other distributions on or of the equity of any of the foregoing shall be created, incurred or assumed and, in the case of any such involuntary Lien, shall remain in effect for a period of 30 days or more; or any partnership interest of any partner in the Borrower or any Subordinated Loan to the Borrower made by any partner in the Borrower shall not, at any time which is seven days after the date that such partner obtains ownership of such partnership interest or makes such Subordinated Loan, be subject to a valid and perfected first-priority security interest under the Pledge Agreement (unless the Liens created by the
Pledge Agreement shall have been released in accordance with the terms thereof), or the Borrower, any partner of the Borrower or any Person with an ownership interest therein shall so assert in writing;

then, and in every such event, the Administrative Agent shall (i) if requested by the Required Banks, by notice to the Borrower terminate the Remaining Term
Loan Commitments (if still in existence) and the Working Capital Commitments, and they shall thereupon terminate, and (ii) if requested by the Required Banks, by notice to the Borrower declare the Loans (together with accrued interest thereon and all other amounts payable hereunder) to be, and the Loans (together with accrued interest thereon and all other amounts payable hereunder) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the
Borrower; provided that in the case of any of the Events of Default specified in clause (f) or (g) above, without any notice to the Borrower or any other act by the Agents or the Banks, the Remaining Term Loan Commitments (if still in existence) and the Working Capital Commitments shall thereupon terminate and the
Loans (together with accrued interest thereon and all other amounts payable hereunder) shall

                                       63

become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

     SECTION 6.02. Required Bank Consents to Transfer of Interests. So long as no Default has occurred and is continuing, the Banks will not unreasonably withhold consent to any transfer of any direct or indirect interest that would otherwise result in an Event of Default under Section 6.01(o). In making a determination to consent, or withhold consent, to any such transfer, it shall be reasonable for the Banks to consider the financial condition of the proposed transferee, the professional expertise and creative talent of the proposed transferee to participate in the ownership and operation of the Theme Parks and whether or not such proposed transfer could have a Material Adverse Effect.

     SECTION 6.03. Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 6.01(e) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                    ARTICLE 7
                                     AGENTS

     SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to such Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

     SECTION 7.02. Agent and Affiliates. Morgan Guaranty Trust Company of New
York shall have the same rights and powers under the Loan Documents as any other
Bank and may exercise or refrain from exercising the same as though it were not an Agent, and Morgan Guaranty Trust Company of New York and its Affiliates may
accept deposits from, lend money to, and generally engage in any kind of business with any Company or any Subsidiary or Affiliate of any Company as if it
were not an Agent.

     SECTION 7.03. Action by Agents. The obligations of the Agents under the
Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, neither Agent shall be required to take any action with respect to any Default, except as expressly provided in Article 6 and in the Pledge Agreement.

     SECTION 7.04. Consultation with Experts. Either Agent may consult with legal counsel (who may be counsel for a Company), independent public

                                       64

accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     SECTION 7.05. Liability of Agent. Neither Agent nor any of their affiliates nor any of the respective directors, officers, agents or employees of the foregoing shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither Agent nor any of their affiliates nor any of the respective directors, officers, agents or employees of the foregoing shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Company;
(iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. Neither Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

     SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Total Exposure, indemnify each Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the
Borrower or any Obligor) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Transaction Documents or any action taken or omitted by such indemnitees thereunder.

     SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon either Agent, the Lead Arranger or any other Arranger or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon either Agent, the Lead Arranger or any other Arranger or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     SECTION 7.08. Successor Agent. Either Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Borrower shall have the right to appoint a Bank as successor Agent. If (x)
no

                                       65

successor Agent shall have been so appointed by the Borrower, and shall have accepted such appointment or (y) the Required Banks shall have objected to such appointment by notice to the Borrower and such retiring Agent, in either case within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United
States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as
Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring
Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as
Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

     SECTION 7.09. Agent's Fee. The Borrower shall pay to each Agent for its own account fees in the amounts and at the times previously agreed upon between the
Borrower and such Agent.

                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

     SECTION 8.01. Basis for Determining Interest Rate Interest Rate Inadequate
or Unfair. If on or prior to the first day of any Interest Period for any
Euro-Dollar Loan:

               (A) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the London interbank market for such
         Interest Period, or

               (B) Banks having 50% or more of the aggregate amount of the
         Commitments advise the Administrative Agent that the London Interbank
         Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their
         Euro-Dollar Loans for such Interest Period,

the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans, or to convert outstanding

                                       66

Loans into Euro-Dollar Loans, shall be suspended and (ii) each outstanding Euro-
Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the
Administrative Agent at least two Domestic Business Days before the date of any
Euro-Dollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

     SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive
(whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its
Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans or to convert outstanding Base
Rate Loans into Euro-Dollar Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar
Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

     SECTION 8.03. Increased Cost and Reduced Return. (a) If the adoption on or after the date hereof of any applicable law, rule or regulation, or any change on or after the date hereof in any applicable law, rule or regulation, or any change on or after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive made on or after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the
Board of Governors of the Federal Reserve System, but excluding any such requirement

                                       67

included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending
Office) or shall impose on any Bank (or its Applicable Lending Office) or the
London interbank market any other condition affecting its Euro-Dollar Loans, its
Notes or its obligation to make Euro-Dollar Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending
Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending
Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

     (b) If any Bank shall have determined that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change on or after the date hereof in any such law, rule or regulation, or any change on or after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy made on or after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

     (c) Each Bank will promptly notify the Borrower and the Administrative
Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. Notwithstanding the foregoing subsections (a)
and (b) of this Section 8.03, the Borrower shall only be obligated to

                                       68

compensate any Bank for any amount arising or accruing during (i) any time or period commencing not more than 90 days prior to the date on which such Bank notifies the Administrative Agent and the Borrower that it proposes to demand such compensation and identifies to the Administrative Agent and the Borrower the statute, regulation or other basis upon which the claimed compensation is or will be based and (ii) any time or period during which, because of the retroactive application of such statute, regulation or other such basis, such
Bank did not know that such amount would arise or accrue.

     SECTION 8.04. Taxes. (a) For the purposes of this Section 8.04, the following terms have the following meanings:

     "TAXES" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Administrative Agent, taxes imposed on its net income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Administrative Agent
(as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located or by any state, possession, or territory of the United States solely as a result of the Bank's or the Administrative Agent's (as the case may be) doing business in such state, possession or territory other than as a result of this
Agreement and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to
United States withholding tax at the time such Bank first becomes a party to this Agreement.

     "OTHER TAXES" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any
Note.

     (b) Any and all payments by the Borrower to or for the account of any Bank or the Administrative Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i)
the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or the Administrative Agent (as the case may be)
receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the
Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall

                                       69

furnish to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

     (c) The Borrower agrees to indemnify each Bank and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any
Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 30 days after such Bank or the Administrative Agent (as the case may be) makes demand therefor. If a Bank or the Administrative Agent (as the case may be)
shall become aware that it is entitled to claim a refund (or refund in the form of a credit) (each a "REFUND") from a taxing authority (as a result of any error in the amount of Taxes or Other Taxes paid to such taxing authority) of such
Taxes or Other Taxes for which it has been indemnified by the Borrower, or with respect to which the Borrower has paid additional amounts, pursuant to this
Section 8.04, it shall promptly notify the Borrower of the availability of such
Refund and shall, within 30 days after receipt of a written request by the
Borrower, make a claim to such taxing authority for such Refund at the
Borrower's expense if, in the judgment of such Bank or the Administrative Agent
(as the case may be), the making of such claim will not be otherwise disadvantageous to it; provided that nothing in this subsection (c) shall be construed to require any Bank or the Administrative Agent to institute any administrative proceeding (other than the filing of a claim for any such Refund)
or judicial proceeding to obtain any such Refund. If a Bank or the
Administrative Agent (as the case may be) receives a Refund from a taxing authority (as a result of any error in the amount of Taxes or Other Taxes paid to such taxing authority) of any such Taxes or Other Taxes for which it has been indemnified by the Borrower, or with respect to which the Borrower has paid additional amounts, pursuant to this Section 8.04, it shall promptly pay to the
Borrower the amount so received (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 8.04 with respect to the Taxes or Other Taxes giving rise to such Refund), net of all reasonable out-of-pocket expenses (including the net amount of taxes, if any, imposed on such Bank or the Administrative Agent with respect to such Refund) of such Bank or Administrative Agent, and without interest (other than interest paid by the relevant taxing authority with respect to such Refund); provided, however, that the Borrower upon the request of such Bank or the Administrative
Agent, agrees to repay the amount paid over to the Borrower (plus penalties, interest or other charges) to such Bank or the Administrative Agent in the event such Bank or the Administrative Agent is required to repay such Refund to such taxing authority. Nothing contained in this Section 8.04 shall require any Bank or the Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

                                       70

     (d) Each Bank organized under the laws of a jurisdiction outside the United
States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such
Bank is entitled to benefits under an income tax treaty to which the United
States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United
States.

     (e) For any period with respect to which a Bank has failed to provide the
Borrower with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or (c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps, at the expense of such Bank, as such Bank shall reasonably request to assist such Bank to recover such Taxes.

     (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

     SECTION 8.05. Base Rate Loans Substituted for Affected Euro-Dollar Loans.
If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans to the
Borrower has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its Euro-
Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days'
prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

     (a) all Loans which would otherwise be made by such Bank as (or continued
as or converted into) Euro-Dollar Loans shall instead be Base Rate

                                       71

Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks); and

     (b) after each of its Euro-Dollar Loans has been repaid (or converted into a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

     SECTION 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 hereof, (ii)
any Bank has demanded compensation under Section 8.03 or 8.04 hereof, (iii) any
Bank has demanded compensation under Section 2.05(f) hereof in an amount determined in good faith by the Borrower to be materially in excess of the amount demanded by other Banks, provided that in no event shall the aggregate
Total Exposures of Banks replaced pursuant to this clause (iii) exceed 30% of the aggregate Total Exposure of all Banks or (iv) any Bank has defaulted in its obligation to lend hereunder, the Borrower shall have the right, if no Event of
Default then exists, to replace such Bank (the "REPLACED BANK") hereunder with one or more other banks (collectively, the "REPLACEMENT BANK") acceptable to the
Administrative Agent; provided that (i) at the time of any replacement pursuant to this Section 8.06, the Replaced Bank and the Replacement Bank shall enter into one or more Assignment and Assumption Agreements, substantially in the form of Exhibit E hereto, pursuant to which the Replacement Bank shall acquire the
Commitments and outstanding Loans of the Replaced Bank and, in connection therewith, shall pay (to the extent not paid by the Borrower) to the Replaced
Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced
Bank, (B) an amount equal to all accrued, but theretofore unpaid, fees hereunder owing to the Replaced Bank and (C) an amount equal to the amount which would be payable by the Borrower to the Replaced Bank pursuant to Section 2.11 if the
Borrower prepaid at the time of such replacement all of the Loans of such
Replaced Bank outstanding at such time and (ii) all obligations of the Borrower owing to the Replaced Bank (other than those specifically described in clause
(i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective
Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the

                                       72

Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced
Bank shall cease to constitute a Bank hereunder. The provisions of this
Agreement (including without limitation Sections 2.11, 8.03, 8.04 and 9.03)
shall continue to govern the rights and obligations of a Replaced Bank with respect to any Loans made or any other actions taken by such Bank while it was a
Bank. Nothing in this Section 8.06 shall affect the rights of the Borrower against any Bank which defaults in its obligations hereunder.

                                    ARTICLE 9
                                  MISCELLANEOUS

     SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Borrower or either Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative
Questionnaire or (c) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, the fourth Domestic Business Day after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the
Administrative Agent under Article 2 or Article 8 shall not be effective until received.

     SECTION 9.02. No Waivers. No failure or delay by either Agent or any Bank in exercising any right, power or privilege under any Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in the Loan
Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 9.03. Expenses; Indemnification. (a) The Borrower agrees to pay (i)
all reasonable out-of-pocket expenses of the Agents, the Lead Arranger and the
Arrangers, including, in the case of fees and disbursements of legal counsel, the reasonable fees and disbursements only of special New York counsel for the
Agents, in connection with the preparation and administration of the Loan

                                       73

Documents, any waiver or consent thereunder or any amendment thereof or any
Default or alleged Default hereunder and (ii) if an Event of Default has occurred and is continuing, all reasonable out-of-pocket expenses incurred by each Agent and Bank, including (without duplication) the reasonable fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom, provided that it is understood that the Borrower shall not, in respect of the legal expenses of the
Banks in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one law firm (in addition to any local counsel) for all Banks designated by the Administrative
Agent and that all such fees and expenses shall be reimbursed as they are incurred.

     (b) The Borrower agrees to indemnify each Agent and Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such
Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of
Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct.

     SECTION 9.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the
Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a
Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim with respect to such participation as fully as if such holder of a participation were a direct creditor of such
Borrower in the amount of such participation.

                                       74

     SECTION 9.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each of the Borrower and the Required Banks (and, if the rights or duties of either Agent are affected thereby, by such Agent);
provided that no such amendment or waiver shall, unless signed by all the Banks,
(i) increase or decrease any Commitment of any Bank (except for a ratable decrease in the Commitments of any Class of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan, or any fees hereunder, (iii) postpone the date fixed for any payment or prepayment of principal of or interest on any Loan, or any fees hereunder or for any scheduled reduction or termination of any Commitment, (iv) release all or substantially all of the Collateral or (v) change the percentage of the Total
Exposures, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this
Agreement.

     SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks and (ii) no Bank may assign or otherwise transfer any of its rights under this Agreement except in accordance with the further provisions of this Section 9.06.

     (b) Subject to the further provisions of this Section 9.06, any Bank may at any time grant to one or more banks or other financial institutions (each a
"PARTICIPANT") participating interests in its Commitments and its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall (x) prohibit the granting of sub-participations by the Participant and (y) provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder or to exercise any rights as a Bank hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan
Documents; provided that such participation agreement may, with the prior written consent of the Borrower (which shall not be unreasonably withheld), provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), (iii) or (iv) of Section 9.05 without the consent of the Participant. Each Bank shall promptly notify the
Borrower and the Administrative Agent of each grant of a participating interest by it and of the identity of the Participant. Subject to subsection (f) below, the Borrower agrees that each

                                       75

Participant shall, to the extent provided in its participation agreement, be entitled to receive payments under Article 8 with respect to its participating interest.

     (c) Subject to the further provisions of this Section 9.06, any Bank may at any time assign to one or more banks or other financial institutions (each an
"ASSIGNEE") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit E hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Administrative Agent, which consents shall not be unreasonably withheld.
Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with
Commitments as set forth in such instrument of assumption, and the transferor
Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor
Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the
Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the
United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section
8.04(d).

     (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

     (e) Without the prior consent of the Borrower and the Administrative Agent, no grant of a participation pursuant to subsection (b) above or assignment under subsection (c) above shall be permitted unless (i) such participation or assignment transfers ratably equivalent interests in each of the transferor
Bank's Commitments and Loans and (ii) after giving effect to any such assignment each Bank has an interest in a minimum amount equivalent to a Total Exposure of
$25,000,000 or after giving effect to any such participation each Participant has an interest in a minimum amount equivalent to a Total Exposure of
$10,000,000.

     (f) No Assignee, Participant or other transferee of any Bank's rights
(including any successor Applicable Lending Office) shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been

                                       76

entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different
Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     SECTION 9.07. Collateral. Each of the Banks represents to the Agents and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

     SECTION 9.08. Governing Law; Submission to Jurisdiction. This Agreement and
each Note shall be governed by and construed in accordance with the laws of the
State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of
any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION 9.09. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 9.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENTS AND
THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY
LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 9.11. Confidentiality. Each Agent and Bank agrees to keep any information delivered or made available by the Borrower or any Affiliate of the
Borrower pursuant to this Agreement or any other Loan Document confidential from anyone other than persons employed or retained by it or its Affiliates who are engaged in evaluating, approving, structuring or administering the credit facility contemplated hereby; provided that nothing herein shall prevent any
Agent or Bank from disclosing such information (a) to any other Bank or Agent,
(b) upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority, (d) which had been publicly disclosed other than as a result of a disclosure by any Agent or Bank prohibited by

                                       77

this Agreement, (e) in connection with any litigation to which any Agent or Bank or any of their subsidiaries or Parents may be a party, (f) to the extent necessary in connection with the exercise of any remedy hereunder, (g) to such
Bank's or Agent's legal counsel and independent auditors and (h) subject to its prior agreement to be bound by confidentiality provisions no less restrictive than those contained in this Section, to any actual or proposed Participant or
Assignee permitted hereunder. In the event that any Agent or Bank is required to disclose any such information pursuant to a judicial or administrative subpoena or other court process, then such Agent or Bank shall promptly advise the
Borrower of such subpoena or other process and shall cooperate with any effort by the Borrower to seek a protective order limiting further disclosure, in each case to the extent it may do so without violating a law or court order applicable to it.

     SECTION 9.12. Non-recourse to Partners. Except (i) pursuant to the express terms of the other Loan Documents and (ii) to the extent of any Restricted
Payments made to any partner in violation of Section 5.18, no recourse shall be had for the payment of the principal of or interest on any Loan, or for any claim based thereon, or otherwise in respect thereof, or with respect to any other obligation of the Borrower hereunder or under any other Loan Document, against any past, present or future partner of the Borrower or any partner thereof, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by the Agents and each Bank.

                                       78

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    UNIVERSAL CITY FLORIDA PARTNERS, a
                                    Florida general partnership

                                    By:   UNIVERSAL CITY FLORIDA HOLDING
                                          CO. I, a Florida general partnership,
                                          a general partner

                                          By:    RANK ORLANDO, INC., a Delaware
                                                 corporation, a general partner

                                                 By: /s/ John Watson
                                                     ---------------------------
                                                     Title: President

                                          By:    UNIVERSAL CITY PROPERTY
                                                 MANAGEMENT COMPANY, a
                                                 Delaware corporation, a general
                                                  partner

                                                 By: /s/ John Preston
                                                     ---------------------------
                                                     Title: Authorized Signatory

                                    By:   RANK ORLANDO, INC., a Delaware
                                          corporation, a general partner

                                          By: /s/ John Watson
                                              ----------------------------------
                                              Title: President

                                    By:   UNIVERSAL CITY PROPERTY
                                          MANAGEMENT COMPANY, a Delaware
                                          corporation, a general partner

                                          By: /s/ John Preston
                                              ----------------------------------
                                              Title: Authorized Signatory

                                          NOTICE ADDRESS:
                                          1000 Universal Studios Plaza
                                          Orlando, FL  32819
                                          Facsimile: (407) 363-8190
                                          Attention:  Chief Financial Officer

                                                 and

                                          Universal Studios, Inc.
                                          100 Universal City Plaza
                                          Attention:  Treasurer
                                          Facsimile:  (818) 733-1551

                                                 and

                                          Rank Leisure Holdings PLC
                                          6 Connaught Place
                                          London U.K. W2 2EZ
                                          Attention:  The Company Secretary
                                          Facsimile:  011-44-171-262-9886

                                                 and

                                          Rank America Inc.
                                          5 Concourse Parkway
                                          Atlanta, Georgia  30328
                                          Attention:  Executive Vice President
                                          Facsimile:  (770) 392-0585

                                          BORROWER ACCOUNT DESIGNATION:
                                          Name of Bank:  First Union National
                                          Bank of North Carolina
                                          ABA No.:  053-000-219
                                          Account No.:  2000000 756 886
                                          Account Name:  Universal City
                                          Development Partners Loan Account

                                UNIVERSAL CITY DEVELOPMENT
                                PARTNERS, a Florida general partnership

                                By:   UNIVERSAL CITY FLORIDA HOLDING
                                      CO. II, a Florida general partnership,
                                      a general partner

                                      By:    RANK ORLANDO II, INC., a Delaware
                                             corporation, a general partner

                                             By: /s/ John Watson
                                                 -------------------------------
                                                 Title: President

                                      By:    UNIVERSAL CITY PROPERTY
                                             MANAGEMENT COMPANY II,  a
                                             Delaware corporation, a general
                                             partner

                                             By: /s/ John Preston
                                                 -------------------------------
                                                 Title: Authorized Signatory

                                      NOTICE ADDRESS:

                                      1000 Universal Studios Plaza
                                      Orlando, FL 32819
                                      Facsimile: (407) 363-8190
                                      Attention: Chief Financial Officer

                                      Universal Studios, Inc.
                                      100 Universal City Plaza
                                      Universal City, California 91608
                                      Attention: Treasurer
                                      Facsimile: (818) 733-1551

                                      and

                                      Rank Leisure Holdings PLC
                                      6 Connaught Place
                                      London U.K. W2 2EZ

                                      Attention: The Company Secretary
                                      Facsimile: 011-44-171-262-9886

                                      and

                                      Rank America Inc.
                                      5 Concourse Parkway
                                      Atlanta, Georgia 30328
                                      Attention: Executive Vice President
                                      Facsimile: (770) 392-0585

                                    MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK

                                        By: /s/ Robert Bottamedi
                                            ------------------------------------
                                            Title: Vice President

                                    BANK OF AMERICA, N.A.

                                        By: /s/ Thomas J. Kane
                                            ------------------------------------
                                            Title: Vice President

                                    THE BANK OF NOVA SCOTIA

                                        By: /s/ M. Van Otterloo
                                            ------------------------------------
                                            Title: Managing Director

                                    FIRST UNION NATIONAL BANK

                                        By: /s/ Deborah A. Buchanan
                                            ------------------------------------
                                            Title: Vice President

                                    BANK OF MONTREAL

                                        By: /s/ Brian L. Banke
                                            ------------------------------------
                                            Title: Director

                                    HSBC BANK PLC

                                        By: /s/ Chris Hurd
                                            ------------------------------------
                                            Title: Team Head - Consumer, Leisure
                                                   & Services Team

                                    ROYAL BANK OF CANADA

                                        By: /s/ Wayne P. Gray
                                            ------------------------------------
                                            Title: Manager

                                    THE CHASE MANHATTAN BANK

                                        By: /s/ Robert T. Sacks
                                            ------------------------------------
                                            Title: Managing Director

                                    NATIONAL WESTMINSTER BANK PLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                        By: /s/ Steven Savoldelli
                                            ------------------------------------
                                            Title:  Vice President

                                    CREDIT SUISSE FIRST BOSTON

                                        By: /s/ Joel Glodowski
                                            ------------------------------------
                                            Title: Managing Director

                                        By: /s/ David W. Kratovil
                                            ------------------------------------
                                            Title: Director

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    THE FUJI BANK, LIMITED

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    THE ROYAL BANK OF SCOTLAND PLC

                                        By: /s/ Derek Bonnar
                                            ------------------------------------
                                            Title: Vice President

                                    THE SANWA BANK LIMITED

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    THE TORONTO-DOMINION BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, NEW YORK BRANCH

                                        By: /s/ Lucie L. Guernsey
                                            ------------------------------------
                                            Title: Director

                                        By: /s/ Pascal Kabemba
                                            ------------------------------------
                                            Title: Associate

                                    CITIBANK, N.A.

                                        By: /s/ Elizabeth H. Minnella
                                            ------------------------------------
                                            Title: Vice President

                                    DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES

                                        By: /s/ William E. Lambert
                                            ------------------------------------
                                            Title: Vice President

                                        By: /s/ Constance Loosemore
                                            ------------------------------------
                                            Title: Assistant Vice President

                                    THE SUMITOMO BANK, LIMITED

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    ABN AMRO BANK, N.V. NEW YORK BRANCH

                                        By: /s/ Frances O'R. Logan
                                            ------------------------------------
                                            Title: Senior Vice President

                                        By: /s/ David Carrigton
                                            ------------------------------------
                                            Title: Vice President

                                    BANQUE NATIONALE DE PARIS

                                        By: /s/ T. L. Foerster
                                            ------------------------------------
                                            Title: Vice President

                                        By: /s/ Barry Liu
                                            ------------------------------------
                                            Title: Assistant Vice President

                                    CIBC INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    KBC BANK N.V.

                                        By: /s/ Robert Snauffer
                                            ------------------------------------
                                            Title: First Vice President

                                        By: /s/ Raymond F. Murray
                                            ------------------------------------
                                            Title:  First Vice President

                                    LANDESBANK BADEN-WURTTEMBERG

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    THE SAKURA BANK, LIMITED

                                        By: /s/ Yoshikazu Nagura
                                            ------------------------------------
                                            Title: Senior Vice President

                                    THE TOYO TRUST AND BANKING CO., LTD.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK, as Administrative Agent and as
                                      Collateral Agent

                                        By: /s/ Robert Bottamedi
                                            ------------------------------------
                                            Title: Vice President
                                            Address: 60 Wall Street
                                                     New York, New York 10260
                                            Telex:
                                            Facsimile:

                                                                      SCHEDULE A

                                 TOTAL EXPOSURES

                                             Remaining Term
                                                  Loan               Outstanding       Working Capital          Total
          Name of Bank                        Commitments*           Term Loans*         Commitments           Exposure

Morgan Guaranty Trust Company of New York*    $  960,000.00        $ 84,540,000.00      $4,500,000.00       $ 90,000,000.00

Bank of America, N.A.                         $1,680,000.00        $147,945,000.00      $7,875,000.00       $157,500,000.00

The Bank of Nova Scotia                       $  960,000.00        $ 84,540,000.00      $4,500,000.00       $ 90,000,000.00

First Union National Bank                     $  800,000.08        $ 70,449,999.92      $3,750,000.00       $ 75,000,000.00

Bank of Montreal                              $  720,000.00        $ 63,405,000.00      $3,375,000.00       $ 67,500,000.00

HSBC Bank plc                                 $  720,000.00        $ 63,405,000.00      $3,375,000.00       $ 67,500,000.00

Royal Bank of Canada                          $  720,000.00        $ 63,405,000.00      $3,375,000.00       $ 67,500,000.00

The Chase Manhattan Bank                      $  720,000.00        $ 63,405,000.00      $3,375,000.00       $ 67,500,000.00

National Westminster Bank Plc                 $  693,333.33        $ 61,056,666.67      $3,250,000.00       $ 65,000,000.00

The Industrial Bank of Japan, Limited         $  640,000.00        $ 56,360,000.00      $3,000,000.00       $ 60,000,000.00

Credit Suisse First Boston                    $  533,333.41        $ 46,966,666.59      $2,500,000.00       $ 50,000,000.00

General Electric Capital Corporation          $  533,333.41        $ 46,966,666.59      $2,500,000.00       $ 50,000,000.00

The Fuji Bank, Limited                        $  533,333.41        $ 46,966,666.59      $2,500,000.00       $ 50,000,000.00

The Royal Bank of Scotland plc                $  533,333.41        $ 46,966,666.59      $2,500,000.00       $ 50,000,000.00

The Sanwa Bank Limited                        $  533,333.41        $ 46,966,666.59      $2,500,000.00       $ 50,000,000.00

The Toronto Dominion Bank                     $  533,333.41        $ 46,966,666.59      $2,500,000.00       $ 50,000,000.00

--------

     *In the event of any borrowing or prepayment of Term Loans on or after the date of this Amended Agreement and prior to the Effective Date, the amounts in these columns will be appropriately adjusted by the Administrative Agent to reflect the same.

                                           Remaining Term
                                                Loan             Outstanding          Working Capital             Total
          Name of Bank                      Commitments*         Term Loans*            Commitments             Exposure

Westdeutsche Landesbank
Girozentrale, New York
Branch*                                  $     533,333.41     $     46,966,666.59    $    2,500,000.00    $     50,000,000.00

Citibank, N.A.                           $     453,333.41     $     39,921,666.59    $    2,125,000.00    $     42,500,000.00

Dresdner Bank AG, New York
and Grand Cayman Branches                $     453,333.41     $     39,921,666.59    $    2,125,000.00    $     42,500,000.00

The Sumitomo Bank, Limited               $     453,333.41     $     39,921,666.59    $    2,125,000.00    $     42,500,000.00

ABN AMRO Bank, N.V. New
York Branch                              $     426,666.62     $     37,573,333.38    $    2,000,000.00    $     40,000,000.00

Banque Nationale de Paris                $     266,666.62     $     23,483,333.38    $    1,250,000.00    $     25,000,000.00

CIBC Inc.                                $     266,666.62     $     23,483,333.38    $    1,250,000.00    $     25,000,000.00

KBC Bank N.V.                            $     266,666.62     $     23,483,333.38    $    1,250,000.00    $     25,000,000.00

Landesbank Baden-
Wurttemberg                              $     266,666.62     $     23,483,333.38    $    1,250,000.00    $     25,000,000.00

The Mitsubishi Trust and
Banking Corporation                      $     266,666.62     $     23,483,333.38    $    1,250,000.00    $     25,000,000.00

The Sakura Bank, Limited                 $     266,666.62     $     23,483,333.38    $    1,250,000.00    $     25,000,000.00

The Toyo Trust and Banking
Co., Ltd.                                $     266,666.62     $     23,483,333.38    $    1,250,000.00    $     25,000,000.00

               Totals                    $  16,000,000.00     $  1,409,000,000.00    $   75,000,000.00    $  1,500,000,000.00
               ------

--------
     *In the event of any borrowing or prepayment of Term Loans on or after the date of this Amended Agreement and prior to the Effective Date, the amounts in these columns will be appropriately adjusted by the Administrative Agent to reflect the same.

                                       2

                                                                      SCHEDULE B

                                PRICING SCHEDULE

     "BASE RATE MARGIN" means for any date the rate set forth in the applicable table below in the row opposite such term and in the column corresponding to the
Pricing Level that applies at such date.

     "EURO-DOLLAR MARGIN" means for any date the rate set forth in the applicable table below in the row opposite such term and in the column corresponding to the Pricing Level that applies at such date.

-----------------------------------------------------------------------------------------------------------------------------
                       Level I          Level II          Level III         Level IV          Level V       Level VI

Base Rate                0%                0%               0.25%             0.50%            0.50%          0.50%
Margin
-----------------------------------------------------------------------------------------------------------------------------
Euro-                   0.50%             0.75%            0.875%             1.00%            1.25%          1.50%
Dollar
Margin
-----------------------------------------------------------------------------------------------------------------------------

     For purposes of this Schedule, the following terms have the following meanings:

     "LEVEL I PRICING" applies at any date if, at such date, the Pricing Ratio is less than 1.75 to 1.00.

     "LEVEL II PRICING" applies at any date if, at such date, the Pricing Ratio is greater than or equal to 1.75 to 1.00 but less than 2.75 to 1.00.

     "LEVEL III PRICING" applies at any date if, at such date, the Pricing Ratio is greater than or equal to 2.75 to 1.00 but less than 3.50 to 1.00.

     "LEVEL IV PRICING" applies at any date if, at such date, the Pricing Ratio is greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00.

     "LEVEL V PRICING" applies at any date if, at such date, the Pricing Ratio is greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00.

     "LEVEL VI PRICING" applies at any date if, at such date, the Pricing Ratio is greater than or equal to 4.50 to 1.00.

     "PRICING LEVEL" refers to the determination of which of Level I, Level II,
Level III, Level IV, Level V or Level VI applies at any date.

     "PRICING RATIO" means at any date (i) if the Borrower has delivered all financial statements and certificates required to be delivered on or prior to such date pursuant to Section 5.01(a)-(d) of this Agreement, the Funded Debt
Ratio as at the last day of the period covered by the most recent such financial statements and (ii) in all other cases, a ratio greater than 4.50 to 1.00;
provided that, until the date the Borrower delivers (or fails to deliver by the specified date) its financial statements pursuant to Section 5.01(a) or (b) of this Agreement for the period ending on the fourth fiscal quarter-end following the Completion Date, the Pricing Ratio shall be the Projected Pricing Ratio.
Upon the delivery of such financial statements, the Administrative Agent shall determine the difference between the amount of interest accrued from the
Completion Date to the date of such delivery ("ACTUAL INTEREST") and the amount which would have accrued during such period if the Pricing Ratio in effect throughout such period had been the Funded Debt Ratio as at the date of such financial statements ("ADJUSTED INTEREST"), and shall promptly notify the
Borrower and the Banks of such determination. If adjusted interest exceeds actual interest, the Borrower shall, within five Domestic Business Days of receipt of such notice from the Administrative Agent, pay to the Administrative
Agent as additional interest on the Loans the amount of the difference. If actual interest exceeds adjusted interest, the amount of the difference shall be applied as a credit against future payments of interest on the Loans in forward chronological order, commencing with the first payment of interest due not less than five Domestic Business Days following the Administrative Agent's giving of such notice.

     "PROJECTED PRICING RATIO" means 4.36 to 1.00.

                                                2

                                                                      SCHEDULE C
                                PROJECT DOCUMENTS

1.   AGREEMENT OF LIMITED PARTNERSHIP (as amended from time to time, the
     "BORROWER PARTNERSHIP AGREEMENT") dated as of a date on or about January__,
     2000, by and between Universal City Florida Holding Co. II, a Florida general partnership, as general partner, and Universal City Florida Holding
     Co. I, a Florida general partnership, as limited partner.

2.   PARTNERSHIP AGREEMENT (as amended from time to time, the "HOLDINGS II
     PARTNERSHIP AGREEMENT") dated as of August 14, 1995, by and between Rank
     Orlando II, Inc., a Delaware corporation and Universal City Property
     Management Company II, a Delaware corporation.

3.   AGREEMENT BETWEEN PARTNERS (as amended from time to time, "AGREEMENT
     BETWEEN PARTNERS") dated as of August 14, 1995, by and between (a) the Rank
     Parties which includes Rank Leisure Holdings PLC formerly Rank Organisation
     (Leisure Holdings) Limited, Rank Orlando, Inc. and Rank Orlando II, Inc.
     and (b) the Universal Parties consisting of Universal Inc., Universal City
     Property Management Company and Universal City Property Management Company
     II.

4.   AGREEMENT (the "*** AGREEMENT") dated as of January 20, 1987 between
     *** and Universal City Florida Partners.*

5.   AGREEMENT (as amended from time to time, the "OCTOBER AGREEMENT") dated as of October 31, 1995 by and between Rank Orlando, Inc., a Delaware corporation, Rank Orlando II, Inc., a Delaware corporation, Universal City
     Property Management Company, a Delaware corporation, Universal City
     Property Management Company II, a Delaware corporation, Universal City
     Florida Holding Co. I, a Florida general partnership, Universal City
     Florida Holding Co. II, a Florida general partnership, Universal City
     Florida Ltd., a Florida limited partnership and Universal City Florida
     Partners, a Florida general partnership.

--------
     *    Delivered to Agents' special counsel.

                                                                      SCHEDULE D

                               LICENSE AGREEMENTS

1.   Studio License Agreement dated as of October 31, 1995 by and among MCA
     INC., Universal City Studios, Inc. ("UCS"), Universal City Property
     Management Company and Universal City Florida Partners.

2.   Assignment and Assumption of Obligations dated August 3, 1988 from
     Universal City Property Management Company to Studio.

3.   Limited Assignment and Assumption of Obligations dated May 30, 1989 from
     MCA INC. and UCS to Studio.

4.   Second Limited Assignment and Assumption of Obligations dated October 6,
     1989 from MCA INC. and UCS to Studio.

5.   Third Limited Assignment and Assumption of Obligations dated May 1, 1990 from UCS to Studio.

6.   Islands License Agreement dated as of October 31, 1995 by and among MCA
     INC., Universal City Studios, Inc., Universal City Property Management
     Company II and Universal City Development Partners.

                                                                      SCHEDULE E
                         FORM OF COMPLIANCE CERTIFICATE

     Pursuant to Subsection 5.01(c) of the Amended and Restated Credit Agreement
dated as of November 5, 1999 among Universal City Development Partners, LP (the
"BORROWER"), the Banks party thereto, and Morgan Guaranty Trust Company of New
York, as Administrative Agent and as Collateral Agent (as amended from time to time, the "CREDIT AGREEMENT") the Borrower hereby delivers to each Bank, together with the financial statements being delivered pursuant to Subsection
5.01(a) or 5.01(b), as the case may be, of the Credit Agreement, this compliance certificate (the "CERTIFICATE") for the fiscal period ended on ___________.
Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. For the purposes hereof, section and subsection references herein relate to sections and subsections, respectively, of the Credit Agreement and all financial calculations are determined on an
Applicable basis.

     I am an Authorized Officer of the Borrower.

     I have reviewed the terms of the Credit Agreement and the Notes and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting periods covered by such financial statements.

     The examination described in the foregoing paragraph did not disclose, and
I have no knowledge of the existence of, any Default or Event of Default during or at the end of the accounting periods covered by such financial statements or as of the date of this Certificate. [, except as set forth below.

     Describe here or in a separate attachment any exceptions by listing, in reasonable detail, the nature of the Default or Event of Default, the period during which it existed and the action that the Borrower has taken or proposes to take with respect thereto.]

     Attached hereto are calculations demonstrating in reasonable detail compliance during and at the end of such accounting periods with the applicable restrictions contained in Sections 5.16, 5.18, 5.19, 5.20 and 5.23 of the Credit
Agreement.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the ______ day of _______________________, _____.

                                           /s/   [signature of officer]
                                           ------------------------------

                                           Name: ___________________________
                                                          [Title]

                                        2

                                                                      SCHEDULE F

                                    INSURANCE

                   [UNCHANGED FROM EXISTING CREDIT AGREEMENTS]

                                                                      SCHEDULE G

                             AFFILIATE TRANSACTIONS

     1. Transactions relating to the formation and operation of Universal City
Travel Partners, an affiliated travel company organized principally to benefit the Borrower (e.g., the Borrower may lease or sublease property or assets or advance expenses, subject to reimbursement), including Investments therein by the Borrower in the form of equity and/or debt in an aggregate amount for all such Investments by the Borrower not to exceed $10,000,000.

     2. The purchase of services (e.g., marketing services) by the Borrower from
Universal City Travel Company.

     3. License Agreements.

     4. Sales, leases or other transfers of land and other agreements in connection with the development, construction and operation of hotels, restaurants (e.g., Hard Rock Cafe) and other resort facilities.

     5. Reimbursement obligations to the partners and their Affiliates under the
Borrower Partnership Agreement

     6. License of intellectual property rights under Section [8] of the
Borrower Partnership Agreement.

     7. Guaranty by the Borrower of office lease for Universal City Travel
Company.

                                                                      SCHEDULE H

                                TAX INDEBTEDNESS

STEP ONE-SPECIAL ASSESSMENT BONDS

     The Special Assessment Bonds ("SERIES B BONDS") are expected to be issued in 1996 in an amount that will generate net proceeds of $50,000,000 to be used in connection with the construction of the I-4 Interchange, the cost of which is included in the total project budget. The Series B Bonds will probably be issued as 30-year bonds with a nominal maturity of 2026. But, they will be freely callable after five years, and are, in fact, expected to be called in the year 2001 (see Step Two). The Series B Bonds will be secured by a Special Assessment to be levied against the Theme Parks.
     However, the terms of the Special Assessment will require that the Borrower be "credited" with the amounts described below provided that certain benchmarks are met. The City of Orlando ("CITY") has proposed that the benchmarks be various progress milestones expected to be reached during the construction period. (If the benchmarks are not met, the Borrower may still be entitled to certain portions of the amounts described, although such details have yet to be formalized.)

     o   Debt Service in the first 2 years (1996-1997)-During the next 2 years, the entire Special Assessment is expected to be covered through the
         Borrower's partial prepayment of Transportation Impact Fees.

     o   Debt Service in the next 3 years (1998-2000)-During the next 3 years, the Special Assessment due is expected to be offset by the following two sources of funds: (i) the partial prepayment of additional
         TRANSPORTATION IMPACT FEES; and (ii) TAX INCREMENT REVENUES generated by the Project. The TRANSPORTATION IMPACT FEES and the TAX INCREMENT
         REVENUES represent amounts required to be paid by the Borrower regardless of the bond financing and are included in the Total
         Projected Project Costs (as defined in the Islands Credit Agreement).

         The Borrower will be obligated to pay the portion of the SPECIAL
         ASSESSMENT that remains outstanding after the application of the
         TRANSPORTATION IMPACT FEES AND THE TAX INCREMENT REVENUES.

STEP TWO-TAX INCREMENT FINANCING

     THE TAX INCREMENT REVENUES generated by the Theme Parks are expected to be more than sufficient to cover the debt service on the Series B Bonds within
     5 years of issuance. (It should be noted that the first Tax Increment
     Revenues received in excess of the amount needed to cover debt service on the Series B Bonds will be "recaptured" by the City and used to replace
     TRANSPORTATION IMPACT FEES that will have been used to pay the early debt service on the Series B Bonds, and any future Transportation Impact Fees will be payable to the City in accordance with the normal procedures for the payment of such fees.)

     Once the TAX INCREMENT REVENUES are sufficient to cover a negotiated percent of the debt service on the Series B Bonds, and the Borrower has reached certain construction benchmarks, the Series B Bonds will be
     "REFUNDED" through the issuance of a Tax Increment Financing (the "SERIES C
     BONDS"). At the present time, it is anticipated that the Series C Bonds will be issued, and the Series B Bonds refunded, in the year 2001. The
     Series C Bonds will be secured solely by the TAX INCREMENT REVENUES, and not by a Special Assessment.

                                        2

                                                                EXHIBIT A - NOTE

                                      NOTE

                                                              New York, New York
                                                            ___________ __, 1999

     For value received, UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware
limited partnership (the "BORROWER"), promises to pay to the order of
______________________ (the "BANK"), for the account of its Applicable Lending
Office, the unpaid principal amount of each Loan made by the Bank to the
Borrower pursuant to the Credit Agreement referred to below on the dates provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of
New York, 60 Wall Street, New York, New York.

     All Loans made by the Bank, the respective Types and Classes thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligations of the
Borrower or any Obligor hereunder or under any other Loan Document.

     This note is one of the Notes referred to in the Amended and Restated
Credit Agreement dated as of November 5, 1999 among the Borrower, the Banks parties thereto, and Morgan Guaranty Trust Company of New York, as
Administrative Agent and as Collateral Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

     Notwithstanding anything herein to be contrary, recourse to and the liability of any past, present or future partner of the Borrower or any partner thereof shall be limited as provided in Section 9.12 of Credit Agreement and the provisions of said section are hereby incorporated by reference.

                                 UNIVERSAL CITY DEVELOPMENT
                                 PARTNERS, LP, a Delaware limited partnership

                                 By:   UNIVERSAL CITY FLORIDA HOLDING
                                       CO. II, a Florida general partnership,
                                       its general partner

                                       By:    RANK ORLANDO II, INC., a
                                              Delaware corporation, a general
                                              partner

                                              By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                       By:    UNIVERSAL CITY PROPERTY
                                              MANAGEMENT COMPANY II, a
                                              Delaware corporation, a general
                                              partner

                                              By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

                                                        Amount of
  Date           Amount of       Type of    Class of    Principal     Notation
                   Loan            Loan       Loan       Repaid       Made By
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                                       3

                                                                       EXHIBIT B
                                                         [CONFORMED AS EXECUTED]

                  AMENDED AND RESTATED SUBORDINATION AGREEMENT

     THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT (as it may be further amended from time to time, the "AGREEMENT"), is made and dated as of January 6,
2000, by and among UNIVERSAL STUDIOS, INC. (formerly known as MCA INC.), a
Delaware corporation ("UNIVERSAL"), RANK LEISURE HOLDINGS PLC formerly RANK
ORGANISATION (LEISURE HOLDINGS) LIMITED, a company organized under the laws of
England ("RANK"), UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY, a Delaware
corporation ("UCPM"), UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a Delaware
corporation ("UCPM II"), RANK ORLANDO, INC., a Delaware corporation ("RANK
ORLANDO"), RANK ORLANDO II, INC., a Delaware corporation ("RANK ORLANDO II"),
RANK AMERICA INC., a Delaware corporation ("RANK AMERICA"), UNIVERSAL CITY
FLORIDA HOLDING CO. I, a Florida general partnership ("HOLDING I"), UNIVERSAL
CITY FLORIDA HOLDING CO. II, a Florida general partnership ("HOLDING II"), and such other Persons (the "ADDITIONAL CREDITORS") which may from time to time become party hereto pursuant to the terms hereof (Universal, Rank, UCPM, UCPM
II, Rank Orlando, Rank Orlando II, Rank America, Holding I, Holding II, and any
Additional Creditors are herein collectively and severally referred to as the
"SUBORDINATED CREDITORS"), and UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a
Delaware limited partnership, in favor of the lenders ("BANKS") which may from time to time be parties to the Credit Agreement (as defined below), and Morgan
Guaranty Trust Company of New York, as administrative agent (the "ADMINISTRATIVE
AGENT") for the Banks.

                                    RECITALS

     A. The parties hereto (or their predecessors) are parties to a
Subordination Agreement dated as of November 13, 1995 governing certain claims of the Subordinated Creditors against Studio and Islands (the "Original
Subordination Agreement").

     B. Studio and Islands consummated the Partnership Simplification and have been succeeded by Universal City Development Partners, LP, a Delaware limited partnership (together with its successors, the "BORROWER").

     C. The Borrower, the Banks and Morgan Guaranty Trust Company of New York,
as Administrative Agent and as Collateral Agent, have entered into an Amended and Restated Credit Agreement dated as of November 5, 1999 (as it may be amended from time to time, the "CREDIT AGREEMENT") in connection with such merger and related transactions.

     Unless otherwise defined herein, capitalized terms used herein are used with the defined meanings given in the Credit Agreement.

     D. The Borrower may now be indebted to Subordinated Creditors and may hereafter from time to time become indebted or otherwise obligated to the
Subordinated Creditors in further amounts. All such present and future indebtedness and other obligations of the Borrower (including, without limitation, (i) the obligation of the Borrower owing to Universal to pay the
Universal Fees (and interest thereon) pursuant to the terms of the agreement establishing the Borrower; (ii) the obligations of the Borrower to any
Subordinated Creditor in respect of the arrangements contemplated by Section
5.27 of the Credit Agreement ("HEDGING OBLIGATIONS"); and (iii) the obligation of the Borrower to make distributions to its partners in accordance with the terms of the agreement establishing the Borrower and any and all now existing or hereafter arising rights of such partners to receive profits, distributions, dividends or payments from the Borrower whether in cash or in kind) now or hereafter existing (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof, and all rights and remedies of the Subordinated Creditors with respect thereto, are hereinafter referred to as the "SUBORDINATED DEBT".
Notwithstanding the foregoing, indebtedness and obligations (x) arising from
Scheduled Affiliate Transactions or (y) for royalties and license fees (other than Universal Fees) or for goods and services or for reimbursement of costs in respect thereof incurred for its account by others (incurred in each case under this clause (y) in the ordinary course of business and in each case under clause
(x) or (y) in compliance with the Credit Agreement) of the Borrower to a
Subordinated Creditor shall not constitute "SUBORDINATED DEBT."

     E. The parties hereto wish to amend and restate the Original Subordination
Agreement to reflect the Partnership Simplification and the execution and delivery of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the
Banks and the Agents to enter into the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Original Subordination
Agreement is amended and restated in its entirety as follows:

                                       2

                                    AGREEMENT

     SECTION 1. Agreement to Subordinate. The Subordinated Creditors and the
Borrower each agree that the Subordinated Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior payment in full of all obligations of the Borrower now existing or hereafter arising under the Loan Documents (as defined in the Credit Agreement), and all renewals, amendments, extensions or refundings thereof, whether for principal, interest (including, without limitation, then unpaid interest after the filing of a petition initiating any proceeding referred to in Section 3(a) hereof, whether or not allowed or allowable as a claim in any such proceeding), fees (including, without limitation, reasonable attorneys' fees and disbursements which shall include the reasonable estimate of the allocable cost of in-house legal counsel and staff), expenses or otherwise and whether as primary obligor or as guarantor (such obligations being the "OBLIGATIONS"). Each of the Borrower and the Subordinated
Creditors waives notice of acceptance of this Agreement by the Agents and the
Banks, and the Subordinated Creditors waive notice of and consent to the making, amount and terms of any loan or loans which the Banks may from time to time make to the Borrower and any renewal or extension thereof and any action which the
Agents and/or the Banks, in their sole and absolute discretion, may take or omit to take with respect thereto. This Section 1 shall constitute a continuing offer to all Persons who become holders of, or continue to hold, the Obligations, and its provisions are made for the benefit of the holders of the Obligations, and such holders are made obligees hereunder and they or each of them may enforce such provisions.

     SECTION 2. No Payment on the Subordinated Debt. The Subordinated Creditors
agree not to ask, demand, sue for, take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner
(including without limitation from or by way of collateral), payment of all or any of the Subordinated Debt, and the Borrower shall not make any such payment, unless and until the Obligations of such Borrower shall have been paid in full in cash and any agreement by the Banks to extend further credit to the Borrower under the Loan Documents shall have terminated; provided, however, that the
Subordinated Creditors may, so long as no Event of Default (and, to the actual knowledge of all Authorized Officers of the Borrower, no Default) shall exist under the Credit Agreement at the time of payment or immediately after giving effect thereto, ask, demand, sue for, take or receive and the Borrower may pay
Universal Fees and Hedging Obligations and make Restricted Payments as and to the extent expressly permitted by the Credit Agreement. In the event that, notwithstanding the provisions of this Section 2, the Borrower shall make, and/or any Subordinated Creditor shall receive, any payment on the Subordinated
Debt prohibited hereby, then and in any such event such payment shall be deemed to be the property of, segregated, received and held in trust for the benefit of and shall

                                       3

be immediately paid over and delivered to the Administrative Agent for the benefit of holders of the Obligations. The holders of Subordinated Debt agree that, in the event that all or any part of any payment made on account of the
Obligations is recovered from the holders of such Obligations as a preference under any bankruptcy, insolvency or similar law, any payment or distribution received by the holders of Subordinated Debt on account of any such Subordinated
Debt which constitutes antecedent debt at any time after the date of the payment so received, whether pursuant to the right of subrogation provided for in
Section 5 or otherwise, shall be deemed to have been received by such holders of
Subordinated Debt in trust as the property of the holders of the Obligations and such holders of Subordinated Debt shall forthwith deliver the same to the
Administrative Agent for application to payment of the Obligations; provided that no holder of Subordinated Debt shall be required to make any payment to the
Administrative Agent pursuant to this sentence in respect of any payment received by it and thereafter recovered from it as a preference.

     SECTION 3. In Furtherance of Subordination.

     (a) Upon any distribution of all or any of the assets of the Borrower in the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Borrower or to its creditors, as such, or to its assets, or (ii) any liquidation, dissolution or other winding up of the
Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower, then and in any such event the holders of the Obligations shall be entitled to receive payment in full in cash of all amounts due or to become due (whether or not an event of default has occurred under any evidence of the Obligations or the maturity of the Obligations has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect to all
Obligations, including any post-petition interest thereon, whether or not allowed or allowable as a claim in such proceedings, before the Subordinated
Creditors are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Subordinated Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated
Debt, in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Administrative Agent for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations until the Obligations shall have been paid in full in cash.

                                       4

     (b) If any proceedings referred to in subsection (a) above is commenced by or against the Borrower, the Subordinated Creditors shall duly and promptly take such action as the Administrative Agent may reasonably request (i) to collect the Subordinated Debt for account of the Banks and the Agents and to file appropriate claims or proofs of claim in respect of such Subordinated Debt, (ii)
to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as the Administrative Agent may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated
Debt, and (iii) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated
Debt.

     (c) All payments or distributions upon or with respect to the Subordinated
Debt which are received by the Subordinated Creditors contrary to the provisions of this Agreement shall be received in trust for the benefit of the Banks and the Agents, shall be segregated from other funds and property held by the
Subordinated Creditors and shall be forthwith paid over to the Administrative
Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Obligations of the related Borrower in accordance with the terms of the Credit Agreement.

     (d) The Administrative Agent is hereby authorized to demand specific performance of this Agreement, whether or not each Borrower shall have complied with any of the provisions hereof applicable to it, at any time when the
Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement applicable to it. The Subordinated Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

     SECTION 4. No Commencement of Any Proceedings. Each Subordinated Creditor
agrees that, so long as any of the Obligations shall remain unpaid, it will not in its capacity as such a creditor of the Borrower commence, or join (in such capacity) with any creditor (in such capacity) other than Banks and the Agents in commencing, any proceeding in respect of the Borrower of the nature referred to in Section 3(a).

     SECTION 5. Rights of Subrogation. The Subordinated Creditors agree that no payment or distribution to the Agents or the Banks pursuant to the provisions of this Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until the Obligations shall have been indefeasibly paid in full. The Subordinated Creditors agree that the subordination provisions contained herein shall not be affected by any action, or failure to act, by the holder(s) of the Obligations which results, or may result, in affecting, impairing or

                                       5

extinguishing any right of reimbursement or subrogation or other right or remedy of the Subordinated Creditors.

     SECTION 6. No Instruments Unless Pledged; Further Assurances. The
Subordinated Creditors and the Borrower will not issue or permit to be issued, or permit to remain outstanding, any instrument evidencing any Subordinated Loan
(as defined in the Credit Agreement) unless, as promptly as practicable and in any event within seven days of the date of issuance thereof, such instrument shall have been delivered in pledge to the Collateral Agent as additional collateral under the Pledge Agreement, unless the Liens created by the Pledge
Agreement shall have been released in accordance with the terms thereof. The
Subordinated Creditors and the Borrower each will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Administrative Agent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the
Administrative Agent to exercise and enforce its rights and remedies hereunder.

     SECTION 7. No Disposition of Subordinated Debt. No Subordinated Creditor
will sell, assign, transfer, endorse, pledge, encumber or otherwise dispose of any of its Subordinated Debt (other than (i) to an Affiliate or (ii) pursuant to the Pledge Agreement); provided that nothing in this Agreement shall restrict the right of any Subordinated Creditor to convert Subordinated Debt owed to it to an equity interest in the Borrower, as long as such equity interest is pledged pursuant to the Pledge Agreement, unless the Liens created by the Pledge
Agreement shall have been released in accordance with the terms thereof.

     SECTION 8. Agreement by the Borrower. The Borrower agrees that it will not make any payment of any of its Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

     SECTION 9. Obligations Hereunder Not Affected. All rights and interests of the Banks and the Agents hereunder, and all agreements and obligations of the
Subordinated Creditors and the Borrower under this Agreement, shall remain in full force and effect irrespective of:

         (i) any lack of validity or enforceability of the Loan Documents;

         (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Loan Documents;

                                       6

         (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

         (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of any of the
     Obligations or any of the Subordinated Creditors in respect of this
     Agreement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Agent or Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

The Subordinated Creditors authorize the Agents and the Banks, without notice or demand and without affecting or impairing the Subordinated Creditors'
obligations hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of any of the Obligations, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (b) take or hold security for the payment of any of the Obligations and exchange, enforce, foreclose upon, waive and release any such security; (c)
apply such security and direct the order or manner of sale thereof as the Agents and the Banks, in their sole discretion, may determine; (d) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and
(e) exercise or refrain from exercising any rights against the Borrower or any other Person.

     SECTION 10. Representations and Warranties. The Subordinated Creditors and
the Borrower each hereby represent and warrant as follows:

     (a) The Subordinated Creditors own the Subordinated Debt now outstanding free and clear of any lien, security interest, charge and encumbrance.

     (b) This Agreement constitutes a legal, valid and binding obligation of each Subordinated Creditor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency and similar laws affecting creditors' rights generally and by equitable principles of general applicability.

     SECTION 11. Amendments, Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Subordinated Creditor or the
Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent on behalf of Required Banks, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver, forbearance, failure or delay in exercising, or the exercise or beginning of exercise

                                       7

of, any right, power or remedy, simultaneous or later shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Agents and the Banks shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by the
Administrative Agent on behalf of the Required Banks.

     SECTION 12. Expenses. Each Subordinated Creditor severally agrees to pay, upon demand, to the Administrative Agent any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees (including, without limitation, the reasonable estimate of the allocated cost of in-house legal counsel and staff and the fees and disbursements of the Administrative
Agent's special counsel, Davis Polk & Wardwell) which the Administrative Agent may incur in connection with the enforcement of any of the rights or interests of the Agents or the Banks hereunder against or in respect of such Subordinated
Creditor. No Person other than the parties hereto and the Banks and the respective successors and assigns of the foregoing shall have any rights hereunder.

     SECTION 13. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopy communication)
and, if to the Subordinated Creditors, mailed (registered or certified, return receipt requested) or telecopied or hand delivered at its address set forth opposite its name on the signature pages hereto, if to the Borrower or any Agent or Bank, mailed (registered or certified, return receipt requested) or hand delivered to it, addressed to it at the address of the Borrower or Agent or Bank
(as the case may be) specified in the Credit Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective upon receipt.

     SECTION 14. Entire Agreement; Severability. This Agreement contains the entire subordination agreement among the parties hereto with respect to the obligations of the Borrower. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     SECTION 15. Cumulative Rights. The rights, powers and remedies of the
Agents and the Banks under this Agreement shall be in addition to all rights, powers and remedies given to the Agents and the Banks by virtue of any statute or rule of law, the Credit Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

                                       8

     SECTION 16. Continuing Agreement; Transfer of Notes. This Agreement is a
continuing agreement of subordination and the Agents and the Banks may, from time to time and without notice to the Subordinated Creditors, lend money to or make other financial arrangements with the Borrower in reliance hereon. This
Agreement shall (i) remain in full force and effect until the Obligations shall have been paid in full, (ii) be binding upon the Subordinated Creditors, the
Borrower and their respective successors and assigns, heirs and legatees, and
(iii) inure to the benefit of and be enforceable by the Administrative Agent on behalf of the Banks, the Agents and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), any
Bank may, subject to the provisions of the Credit Agreement, assign or otherwise transfer any Note held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Bank herein or otherwise.

     SECTION 17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 18. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 19. Consent to Jurisdiction; Waiver of Immunities. Each
Subordinated Creditor irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement. Each
Subordinated Creditor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each Subordinated Creditor consents to process being served in any such suit, action or proceeding by either (a) mailing a copy thereof by registered or certified air mail, postage prepaid, return receipt requested, to its address specified pursuant to Section 13 or (b) serving a copy thereof upon such Subordinated Creditor at its address specified pursuant to
Section 13. Each Subordinated Creditor agrees that such service (a) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (b) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to it.
Nothing in this Section 19 shall affect the right of any Agent or Bank to serve process in any manner permitted by law or limit the right of any Agent or Bank to bring proceedings against any Subordinated Creditor in the courts of any other jurisdiction.

                                       9

     To the extent that any Subordinated Creditor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such
Subordinated Creditor hereby irrevocably waives (to the fullest extent permitted by law) such immunity in respect of its obligations under this Agreement.

     SECTION 20. Additional Creditors. Each of Universal and Rank covenants that it shall cause any of their respective Affiliates which from time to time become(s) a creditor or other obligee of the Borrower (otherwise than in respect of obligations which would not constitute Subordinated Debt) to become a party to this Agreement and bound by its terms, through the execution of an Addendum to Subordination Agreement, substantially in the form of Exhibit I hereto. The
Borrower and each partner in the Borrower further agrees to cause each Person which becomes a partner in the Borrower by reason of the creation or transfer of a partnership interest by it (i) so to become a party to this Agreement and (ii)
to make the undertaking set forth in the preceding sentence with respect to its
Affiliates.

     SECTION 21. No Recourse. No recourse shall be had to any Subordinated
Creditor, in its capacity as a partner of the Borrower, for any liability or breach by the Borrower of its obligations under this Agreement.

     SECTION 22. Effectiveness. This Agreement shall become effective, and the
Original Subordination Agreement shall be amended and restated to read in its entirety as set forth herein, when (i) the Administrative Agent shall have received counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received a telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) the Effective Date shall have occurred.

                                       10

     IN WITNESS WHEREOF, the Subordinated Creditors, the Borrower and the
Administrative Agent each has caused this Agreement to be duly executed and delivered as of the date first above written.

                                    UNIVERSAL STUDIOS, INC.

                                          By: /s/ John Preston
                                              ----------------------------------
                                              Title: Authorized Signatory

                                    UNIVERSAL CITY PROPERTY
                                    MANAGEMENT COMPANY

                                          By: /s/ John Preston
                                              ----------------------------------
                                              Title: Authorized Signatory

                                    UNIVERSAL CITY PROPERTY
                                    MANAGEMENT COMPANY II

                                          By: /s/ John Preston
                                              ----------------------------------
                                              Title: Authorized Signatory

                                          Address for each of the above:
                                          100 Universal City Plaza
                                          Universal City, CA 91608
                                          Attn:  President (or in case of
                                          Universal Studios, Inc., Treasurer)
                                          Facsimile:  (818) 733-0202 (or in the
                                          case of Universal Studios, Inc.,
                                          (818) 733-1551)

                                       11

                                    RANK LEISURE HOLDINGS PLC
                                          Formerly RANK ORGANISATION
                                          (LEISURE HOLDINGS) LIMITED

                                          By: /s/ C.B.A. Cormick
                                              ----------------------------------
                                              Title: Director

                                    RANK ORLANDO, INC.

                                          By: /s/ John Watson
                                              ----------------------------------
                                              Title: President

                                    RANK ORLANDO II, INC.

                                          By: /s/ John Watson
                                              ----------------------------------
                                              Title: President

                                    RANK AMERICA INC.

                                          By: /s/ John Watson
                                              ----------------------------------
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                          Address for each of the above:
                                          c/o Rank Leisure Holdings PLC
                                          6 Connaught Place
                                          London U.K. W2 2EZ
                                          Attn:  The Company Secretary
                                          Facsimile: 011 44 171 262 9886

                                                 and

                                          Rank America Inc.
                                          Five Concourse Parkway
                                          Atlanta, Georgia 30328
                                          Attn:  Executive Vice President
                                          Facsimile: (770) 392-0585

                                       12

                                    UNIVERSAL CITY FLORIDA HOLDING CO. I

                                    By:   UNIVERSAL CITY PROPERTY
                                          MANAGEMENT COMPANY, a general
                                          partner

                                          By: /s/ John Preston
                                              ----------------------------------
                                              Title: Authorized Signatory

                                    By:   RANK ORLANDO, INC., a general partner

                                          By: /s/ John Watson
                                              ----------------------------------
                                              Title: President

                                          NOTICE ADDRESS:
                                          c/o Rank Leisure Holdings PLC
                                          6 Connaught Place
                                          London U.K. W2 2EZ
                                          Attn:  The Company Secretary
                                          Facsimile: 011 44 171 262 9886

                                                 and

                                          Rank America Inc.
                                          Five Concourse Parkway
                                          Atlanta, Georgia 30328
                                          Attn:  Executive Vice President
                                          Facsimile: (770) 392-0585

                                                 and

                                          Universal City Property Management
                                          Company
                                          100 Universal City Plaza
                                          Universal City, CA  91608
                                          Attn:  President
                                          Facsimile:  (818) 733-0202

                                       13

                                UNIVERSAL CITY FLORIDA HOLDING CO. II

                                By:   UNIVERSAL CITY PROPERTY
                                      MANAGEMENT COMPANY II, a general
                                      partner

                                      By: /s/ John Preston
                                          --------------------------------------
                                          Title: Authorized Signatory

                                By:   RANK ORLANDO II, INC., a general partner

                                      By: /s/ John Watson
                                          --------------------------------------
                                          Title: President

                                      NOTICE ADDRESS:
                                      c/o Rank Leisure Holdings PLC
                                      6 Connaught Place
                                      London U.K. W2 2EZ
                                      Attn:  The Company Secretary
                                      Facsimile: 011 44 171 262 9886

                                             and

                                      Rank America Inc.
                                      Five Concourse Parkway
                                      Atlanta, Georgia 30328
                                      Attn:  Executive Vice President
                                      Facsimile: (770) 392-0585

                                             and

                                      Universal City Property Management
                                      Company II
                                      100 Universal City Plaza
                                      Universal City, CA  91608
                                      Attn:  President
                                      Facsimile:  (818) 733-0202

                                       14

                                UNIVERSAL CITY DEVELOPMENT
                                PARTNERS, LP

                                By:   UNIVERSAL CITY FLORIDA HOLDING
                                      CO. II, its general partner

                                      By:    UNIVERSAL CITY PROPERTY
                                             MANAGEMENT COMPANY II, a
                                             general partner

                                             By: /s/ John Preston
                                                 -------------------------------
                                                 Title: Authorized Signatory

                                      By:    RANK ORLANDO II, INC., a general
                                             partner

                                             By: /s/ John Watson
                                                 -------------------------------
                                                 Title: President

                                       15

                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK, as Administrative Agent for the
                                    Banks

                                        By: /s/ Robert Bottamedi
                                            ------------------------------------
                                            Title: Vice President

                                        ADDRESS FOR NOTICE PURPOSES:
                                        60 Wall Street
                                        New York, NY  10260

                                       16

                                                                       EXHIBIT I

                       ADDENDUM TO SUBORDINATION AGREMENT

To:   Morgan Guaranty Trust Company of New York, as Administrative Agent
      (the "Administrative Agent") for Banks party to that certain Amended and Restated Credit Agreement dated as of November 5, 1999 by and among Universal City Development Partners, LP, said Banks and the
      Administrative Agent and Morgan Guaranty Trust Company of New York, as
      Collateral Agent

     The undersigned hereby consents to and agrees to be bound by the terms and conditions of the Amended and Restated Subordination Agreement, dated as of
January__, 2000, by and among UNIVERSAL STUDIOS, INC., a Delaware corporation,
RANK LEISURE HOLDINGS PLC formerly RANK ORGANISATION (LEISURE HOLDINGS) LIMITED, a company organized under the laws of England, UNIVERSAL CITY PROPERTY
MANAGEMENT COMPANY, a Delaware corporation, UNIVERSAL CITY PROPERTY MANAGEMENT
COMPANY II, a Delaware corporation, RANK ORLANDO, INC., a Delaware corporation,
RANK ORLANDO II, INC., a Delaware corporation, RANK AMERICA, INC., a Delaware corporation, UNIVERSAL CITY FLORIDA HOLDING CO. I, a Florida general partnership, UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership, and the Administrative Agent, as if it were an original signatory thereto.

                                            [Name of Subordinator]

                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________
                                            Date:_____________________________

                                       17

                                                                       EXHIBIT C

                               OPINION COVERAGE OF
                            COUNSEL FOR THE BORROWER
                            ------------------------

     1. The Partnership Simplification has been duly consummated in accordance with applicable Delaware and Florida partnership law. No action by or in respect of, or filing with, any governmental body, agency or official is required in connection with the Partnership Simplification, except [identify any necessary action and confirm the same has been taken].

     2. The Borrower is a limited partnership duly organized, validly existing and in good standing under the Delaware Revised Uniform Limited Partnership Act
(the "DELAWARE ACT") and has all partnership powers under the Delaware Act and its partnership agreement and, to the knowledge of counsel, all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     3. The execution, delivery and performance by the Borrower of each Loan
Document to which it is a party are within the Borrower's powers under the
Delaware Act and its partnership agreement, have been duly authorized by all necessary action required under the Delaware Act and its partnership agreement, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of any Project Document or, to the knowledge of counsel, of any agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower.

     4. Each of the Loan Documents to which it is a party (other than the Notes)
constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     5. The Pledge Agreement creates valid and perfected security interests in the Collateral described therein to secure the Secured Obligations described therein.

                                                                       EXHIBIT D

                                   OPINION OF
                         SPECIAL COUNSEL FOR THE AGENTS
                         ------------------------------

To the Banks and the Agents
Referred to Below
c/o Morgan Guaranty Trust Company
of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

     We have participated in the preparation of the Amended and Restated Credit
Agreement (the "CREDIT AGREEMENT") dated as of November 5, 1999 among Universal
City Development Partners, LP, a Delaware limited partnership (the "BORROWER"), the Banks listed on the signature pages thereof, and Morgan Guaranty Trust
Company of New York, as Administrative Agent and as Collateral Agent. Terms
defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you at the request of our client pursuant to Section
3.02(g) of the Credit Agreement.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

     Upon the basis of the foregoing, we are of the opinion that each Loan
Document (other than the Notes) to which the Borrower is a party constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     We are members of the Bar of the State of New York and our opinion is limited to the laws of the State of New York and the federal laws of the United
States at the date hereof. We have assumed for purposes of our opinion that the execution,

delivery and performance by the Borrower of each Loan Document to which it is a party are within its partnership powers and have been duly authorized by all necessary partnership action under the laws of the State of Delaware.

     This opinion is rendered solely to you in connection with the above matter.
This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                        Very truly yours,

                                       2

                                                                       EXHIBIT E

             THIS AGREEMENT MUST BE EXECUTED BY ALL PARTIES OUTSIDE
               THE STATE OF FLORIDA. ANY PARTY THAT EXECUTES THIS
                  DOCUMENT WITHIN THE STATE OF FLORIDA SHALL BE
             RESPONSIBLE TO THE OTHER PARTIES FOR THE PAYMENT OF ALL
               DOCUMENTARY STAMP TAXES ARISING FROM SUCH EXECUTION
                          WITHIN THE STATE OF FLORIDA.

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     AGREEMENT dated as of _________, ____ among <NAME OF ASSIGNOR> (the
"ASSIGNOR"), <NAME OF ASSIGNEE> (the "ASSIGNEE"), UNIVERSAL CITY DEVELOPMENT
PARTNERS, LP (the ("BORROWER") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as
Administrative Agent (the "ADMINISTRATIVE AGENT").

     WHEREAS, this Assignment and Assumption Agreement (the "AGREEMENT") relates to the Amended and Restated Credit Agreement dated as of November 5, 1999 among the Borrower, the Assignor and the other Banks party thereto, as Banks, the
Administrative Agent and Morgan Guaranty Trust Company of New York, as
Collateral Agent (as in effect on the date thereof, the "CREDIT AGREEMENT");

     [WHEREAS, as provided under the Credit Agreement, the Assignor has a
Remaining Term Loan Commitment to make Term Loans to the Borrower in an aggregate principal amount not to exceed $____________;]

     [WHEREAS, as provided under the Credit Agreement, the Assignor has a
Working Capital Commitment to make Working Capital Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;]

     [WHEREAS, Term Loans made to the Borrower by the Assignor under the Credit
Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof;]

     [WHEREAS, Working Capital Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof;] and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion (such portion expressed in percent, the "ASSIGNMENT PERCENTAGE") of its Total Exposure thereunder

in an amount equal to $__________ and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     SECTION 2. Assignment. The Assignor hereby assigns and sells to the
Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assignment Percentage, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assignment Percentage, including the purchase from the Assignor of the Assignment Percentage of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Administrative Agent and the payment of the amounts specified in Section
3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a
Bank under the Credit Agreement with Commitments in amounts equal to the
Assignment Percentage of the Commitments of the Assignor, and (ii) the
Commitments of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

     SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.* It is understood that commitment fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

--------
     * Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

                                       2

     SECTION 4. Consent of the Borrower and the Administrative Agent. This
Agreement is conditioned upon the consent of the Borrower and the Administrative
Agent pursuant to Section 9.06 of the Credit Agreement. The execution of this
Agreement by the Borrower and the Administrative Agent is evidence of this consent. Pursuant to Section 2.03 of the Credit Agreement, the Borrower agrees to execute and deliver Note(s) payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

     SECTION 5. Non-reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the
Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

     SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    <NAME OF ASSIGNOR>

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    <NAME OF ASSIGNEE>

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    UNIVERSAL CITY DEVELOPMENT PARTNERS,
                                    LP

                                       3

                                    By:   UNIVERSAL CITY FLORIDA HOLDING CO.
                                          II, its general partner

                                          By: RANK ORLANDO II, INC., a general
                                              partner

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                    By:   UNIVERSAL CITY PROPERTY
                                          MANAGEMENT COMPANY II, a general
                                          partner

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK, as Administrative Agent

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                       4

                                                                       EXHIBIT F
                                                         [CONFORMED AS EXECUTED]

                              AMENDED AND RESTATED
                                PLEDGE AGREEMENT

     AMENDED AND RESTATED PLEDGE AGREEMENT dated as of January 6, 2000 among
UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership (the
"BORROWER"), all of the PLEDGORS listed on the signature pages hereof (each, together with each additional party that becomes a party to this Agreement pursuant to the terms hereof and with each of their respective successors and assigns, a "PLEDGOR") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor by merger to J.P. Morgan Delaware), as Collateral Agent pursuant to the terms of the Credit Agreement referred to below (including its successors in such capacity pursuant to the Credit Agreement, the "COLLATERAL AGENT").

                              W I T N E S S E T H :

     A. Studio, Islands and the other parties hereto (other than the Borrower)
are parties to a Pledge Agreement dated as of November 13, 1995 which creates security interests in the respective interests of the Pledgors in Studio and
Islands (the "ORIGINAL PLEDGE AGREEMENT").

     B. Islands and Studio have consummated the Partnership Simplification and, as a result thereof, have been succeeded by the Borrower.

     C. The Borrower, the Banks and Morgan Guaranty Trust Company of New York,
as Administrative Agent and as Collateral Agent, have entered into an Amended and Restated Credit Agreement dated as of November 5, 1999 (as it may be amended from time to time, the "CREDIT AGREEMENT") in connection with such Partnership
Simplification.

     D. The parties hereto wish to amend and restate the Original Pledge
Agreement to reflect the Partnership Simplification and the execution and delivery of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions.

     Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

     "COLLATERAL" means (i) with respect to each Pledgor, the Partnership
Interests (if any) owned by such Pledgor as of the date hereof, any additional
Partnership Interests hereafter acquired in any manner by such Pledgor,
Subordinated Loans (if any) owned by such Pledgor as of the date hereof, any additional Subordinated Loans hereafter acquired in any manner by such Pledgor, all income and profits thereon, all interest, dividends and other payments and distributions with respect thereto, and all Proceeds of any of the foregoing and all other rights and privileges of such Pledgor with respect thereto, and (ii)
with respect to all Pledgors, collectively, all Collateral of any of them, as the context may require.

     "DELAWARE ACT" means the Delaware Revised Uniform Limited Partnership Act.

     "LOCATION" means, with respect to a Pledgor, the places specified as a
"LOCATION" on the signature pages hereof with respect to such Pledgor.

     "OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan under, or any note issued pursuant to, the
Credit Agreement, (ii) all other amounts payable by the Borrower under the Loan
Documents, (iii) Derivatives Obligations of the Borrower owing to any Bank and
(iv) any renewals or extensions of any of the foregoing.

     "PARTNERSHIP INTEREST" means the partnership interest of any general or limited partner in the Borrower in accordance with the Borrower Partnership
Agreement and the Delaware Act.

     "PROCEEDS" means all proceeds, including cash, instruments, securities and other property, from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Partnership
Interests or the Subordinated Loans and all claims for such proceeds due or to become due to the

                                       2

owners of any or all of the Partnership Interests or the Subordinated Loans
pursuant to the Borrower Partnership Agreement, the Delaware Act or otherwise.

     "SECURED OBLIGATIONS" means, with respect to the Collateral of each
Pledgor, a percentage of the Obligations equal to such Pledgor's Value
Percentage.

     "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

     "SUBORDINATED LOAN" means "Subordinated Loan" as defined in the Credit
Agreement.

     "VALUE PERCENTAGE" means, for any Pledgor, the percentage equivalent of a fraction (i) the numerator of which is the value of such Pledgor's partnership interest in and Subordinated Loans owed to such Pledgor by the Borrower and (ii)
the denominator of which is the aggregate value of all partnership interests in and Subordinated Loans owed by the Borrower. Such value shall be determined by the Collateral Agent by any reasonable method selected by it (relative book values in accordance with GAAP on the books of the Borrower being one such reasonable method the Collateral Agent may select), and the Collateral Agent's good faith determination of such value shall be conclusive.

     Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

     SECTION 2. Representations and Warranties.

     Each Pledgor represents and warrants as follows:

     (a) Such Pledgor is a corporation or partnership duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all corporate or partnership powers to carry on its business as now conducted and as contemplated by this Agreement, and the execution, delivery and performance of this Agreement are within such
Pledgor's corporate or partnership powers and have been duly authorized by all necessary corporate or partnership action.

     (b) The execution, delivery and performance by such Pledgor of this
Agreement require no action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC-1 and UCC-3 financing statements and such other actions as have been taken and such other filings as have been made) and do not contravene or constitute a default under any provision of applicable law or regulation or the Borrower Partnership
Agreement or of any other

                                       3

material agreement, judgment, injunction, order, decree or other instrument binding upon such Pledgor or result in the creation or imposition of any Lien
(other than the Liens created hereby) on any asset of such Pledgor.

     (c) This Agreement has been duly executed and delivered by such Pledgor and constitutes a valid and binding agreement of such Pledgor enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors'
rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     (d) Such Pledgor (i) owns its Collateral free and clear of any Liens other than the Security Interests and (ii) is not and will not become a party to or otherwise bound by any agreement, other than this Agreement and the Project
Documents to which it is a party, which restricts in any manner the rights of any present or future owner of the Collateral with respect thereto.

     (e) Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, no financing statement, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral of such Pledgor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral.

     (f) The Security Interests granted by such Pledgor constitute valid security interests under the Uniform Commercial Code securing the Secured
Obligations of such Pledgor. When Uniform Commercial Code financing statements with respect to the Collateral of such Pledgor shall have been filed in the applicable filing office or offices for the Location or Locations specified for such Pledgor, and, with respect to any Subordinated Loans evidenced by instruments, when such instruments shall have been delivered to the Collateral
Agent, the Security Interests shall constitute perfected security interests in the Collateral to the extent that a security interest therein may be perfected pursuant to the Uniform Commercial Code, prior to all other Liens and rights of others therein. There are no certificates or instruments representing any of the
Partnership Interests, any Subordinated Loans or any other portion of the
Collateral of such Pledgor, except for notes evidencing Subordinated Loans which have been or will within seven days of their issuance be delivered to the
Collateral Agent in pledge hereunder.

     The Borrower represents and warrants that there are no Partnership
Interests in it or Subordinated Loans owed by it other than those owned by the
Pledgors.

     SECTION 3. The Security Interests.

                                       4

     (a) Each Pledgor, in order to secure the full and punctual payment of its
Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of such Pledgor hereunder, hereby assigns and pledges to and with the Collateral Agent for the benefit of the Banks and grants to the Collateral Agent for the benefit of the Banks security interests in its
Collateral. Contemporaneously with the execution and delivery of this Agreement, each Pledgor shall deliver to the Collateral Agent Uniform Commercial Code financing statements with respect to its Collateral and any instruments evidencing Subordinated Loans held by it.

     (b) The Security Interests are granted as security only and shall not subject the Collateral Agent or any Bank to, or transfer or in any way affect or modify, any obligation or liability of any Pledgor with respect to any of the
Collateral or any transaction in connection therewith.

     SECTION 4. Further Assurances; Maintenance of Perfection.

     (a) Each Pledgor agrees that it will, at its expense and in such manner and form as the Collateral Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that the Collateral Agent may reasonably request in order to create, preserve, perfect or validate any Security Interest granted by such Pledgor or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to any of the Collateral of such Pledgor. To the extent permitted by applicable law, each Pledgor hereby authorizes the Collateral Agent to execute and file, in the name of such Pledgor or otherwise, financing statements or continuation statements (which shall not be carbon, photographic, photostatic or other reproductions of this Agreement) which the Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect the Security
Interests granted by such Pledgor. The Collateral Agent shall promptly furnish such Pledgor a copy of any financing statement (but not continuation statements)
filed by it pursuant to the preceding sentence.

     (b) Each Pledgor agrees that it will not (i) change the name, identity or corporate structure or other organizational structure or jurisdiction of organization of such Pledgor in any manner or (ii) have any place of business in any location other than those specified as a Location of such Pledgor, unless in each case it shall give the Collateral Agent notice thereof within 30 days thereafter.

     (c) The Borrower shall not create or issue, or suffer to be created or issued, any certificate or instrument to evidence any Partnership Interest in it or any Subordinated Loans to it, except for instruments evidencing Subordinated
Loans. The Borrower and each Pledgor covenants and agrees, with respect to any such instrument issued by or to it, respectively, that such instrument will be delivered to the Collateral Agent in pledge hereunder not later than (i) the date of execution and delivery of this

                                       5

Agreement, in the case of any instrument issued on or prior to such date, and
(ii) the seventh day following the date of issuance of such instrument, in the case of any instrument issued subsequent to the date of execution and delivery of this Agreement.

     SECTION 5. General Authority.

     Each Pledgor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Pledgor, the Collateral Agent, the Banks or otherwise, for the sole use and benefit of the Collateral Agent and Banks, but at the expense of the Borrower, to the extent permitted by law to exercise, at any time and from time to time while an
Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral of such Pledgor:

         (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

         (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

         (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the
     Collateral Agent were the absolute owner thereof, and

         (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give such Pledgor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any such Collateral except any such Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and each Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section
9-504(3) of the Uniform Commercial Code.

     SECTION 6. Remedies upon Event of Default.

     If any Event of Default shall have occurred and be continuing, the
Collateral Agent may exercise on behalf of the Banks all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral
Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such cash or if such cash shall be

                                       6

insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. Any Bank may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral, and (ii) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent reasonably deems necessary or advisable in order to comply with the Securities Act of 1933 or any other law. Each Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Collateral Agent reasonably deems necessary or advisable in order that any such sale of its
Collateral may be made in compliance with law. Upon any such sale the Collateral
Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the
Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor which may be waived, and each Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which such Pledgor has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 5 shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated.
Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine.
The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such
Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it,

                                       7

may proceed by a suit or suits at law or in equity to foreclose the Security
Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. All remedies of the
Collateral Agent hereunder shall be exercised by it in a commercially reasonable manner.

     SECTION 7. Expenses.

     The Borrower agrees that it will forthwith upon demand pay to the
Collateral Agent:

         (i) the amount of any taxes which the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the
     Collateral from any Lien thereon, and

         (ii) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Collateral Agent may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the
     Collateral Agent of any of the rights conferred upon it hereunder or (z)
     any Event of Default.

     Any such amount not paid on demand shall bear interest at the rate applicable to Base Rate Loans plus 2%.

     SECTION 8. Limitation on Duty of Collateral Agent in Respect of Collateral.

     Beyond the exercise of reasonable care in the custody thereof, the
Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property.

     SECTION 9. Application of Proceeds.

     Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the
Collateral of any Pledgor and any cash held as Collateral of such Pledgor shall be applied by the Collateral Agent in the following order of priorities:

                                       8

               first, to the payment of the Secured Obligations of such Pledgor for unreimbursed expenses for which either Agent or any Bank is entitled to be reimbursed pursuant to Section 9.03 of the Credit
         Agreement or Section 7 hereof and for unpaid fees owing the Agents under the Credit Agreement;

               second, to the payment of the Secured Obligations of such Pledgor for unpaid principal;

               third, to the payment of accrued but unpaid interest on the
         Secured Obligations of such Pledgor in accordance with the provisions of the Credit Agreement;

               fourth, to the payment of all other Secured Obligations of such
         Pledgor, until all such Secured Obligations shall have been paid in full; and

               finally, to payment to such Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         SECTION 10.  Concerning the Collateral Agent.

     The provisions of Article 7 of the Credit Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon both the parties to the Credit Agreement and the Pledgors in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

     (a) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Banks or, in the absence of such instructions, in accordance with its discretion.

     (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral,
whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this
Agreement by any Pledgor.

                                       9

     SECTION 11. Appointment of Co-agents.

     At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the
Banks with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 10).

     SECTION 12. Termination of Security Interests; Release of Collateral.

     Upon the repayment in full of the Secured Obligations and the termination of the Remaining Term Loan Commitments and the Working Capital Commitments under the Credit Agreements, the Security Interests in the Collateral shall terminate and all rights to the Collateral of each Pledgor shall revert to such Pledgor.
At any time and from time to time prior to such termination of the Security
Interests, the Collateral Agent may release any of the Collateral with the prior written consent of the Required Banks or, to the extent required by the Credit
Agreement, all of the Banks; provided that the Collateral Agent shall without the consent of any Bank release Collateral to the extent necessary to facilitate any transfer thereof permitted by the Credit Agreement so long as in connection therewith arrangements satisfactory to the Collateral Agent are made for the substantially simultaneous repledge of such Collateral hereunder by the transferee. Upon any such termination of the Security Interests or release of
Collateral, the Collateral Agent will, at the expense of the Borrower, execute and deliver to each Pledgor such documents as such Pledgor shall reasonably request to evidence the termination of the Security Interests granted by such
Pledgor or the release of such Collateral of such Pledgor, as the case may be.
Cash payments made by the Borrower to any Pledgor in respect of such Pledgor's
Collateral which are permitted by the Credit Agreement and proceeds received by a Pledgor from a sale of such Pledgor's Collateral which is permitted by the
Credit Agreement shall upon receipt by such Pledgor be released from the Lien created by this Agreement automatically and without further action by any party hereto.

     SECTION 13. Notices.

     All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this
Section and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this

                                       10

Section or when delivery at such address is refused. Such notices shall be addressed to any party who executed this Agreement at the address or telecopy number set forth under such party's signature below or to any party who executed an Addendum to Pledge Agreement pursuant to Section 22 at the address or telecopy number set forth under such party's signature therein (or to the attention of such other person or to such other address or telecopy number as such party shall have notified to each other party in accordance with this
Section 13). All notices, communications and distributions hereunder to the
Borrower, the Banks and the Collateral Agent shall be given in accordance with
Section 9.01 of the Credit Agreement.

     SECTION 14. Waivers, Non-exclusive Remedies.

     No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this
Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by any Agent or Bank, of any right under this Agreement or any other
Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law, subject to the provisions of Section 12.

     SECTION 15. Successors and Assigns.

     This Agreement is for the benefit of the Agents and the Banks and their successors and assigns, and in the event of an assignment of all or any of the
Secured Obligations in accordance with the Credit Agreement, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Agreement shall be binding on each
Pledgor and its successors and assigns.

     SECTION 16. Obligations Unconditional; Discharge of Obligations, etc.

     (a) The Security Interests granted by each Pledgor and the obligations of each Pledgor hereunder shall not be released, discharged or otherwise affected by:

         (i) any extension, renewal, settlement, compromise, waiver or release in respect of any other Pledgor or the Borrower under any Loan Document, by operation of law or otherwise;

         (ii) any modification or amendment of or supplement to any Loan
     Document;

         (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of any other Pledgor or the Borrower under any Loan Document;

                                       11

         (iv) any change in the corporate existence, structure or ownership of any other Pledgor or the Borrower or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Pledgor or the Borrower or any of their respective assets or any resulting release or discharge of any obligation of any other Pledgor or Borrower contained in any Loan Document;

         (v) the existence of any claim, set-off or other rights which any
     Pledgor may have at any time against any other Pledgor, the Borrower, either Agent, any Bank or any other Person, whether in connection herewith or with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

         (vi) any invalidity or unenforceability relating to or against any other Pledgor or the Borrower for any reason of any Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by any other Pledgor or the Borrower under any Loan
     Document; or

         (vii) any other act or omission to act or delay of any kind by any other Pledgor or the Borrower, either Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of a surety.

     (b) Each Pledgor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other
Person.

     (c) Each Pledgor hereby waives any right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of this Agreement.

     (d) If acceleration of the time for payment of any amount payable by the
Borrower under the Credit Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, the Security
Interests may nonetheless be enforced as fully as if such acceleration were effective.

     SECTION 17. Changes in Writing.

     Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by Universal, Rank, each

                                       12

Pledgor to be bound thereby and the Collateral Agent with the consent of the
Required Banks.

     SECTION 18. New York Law.

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

     SECTION 19. Severability.

     If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     SECTION 20. Counterparts; Effectiveness.

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective, and the Original Subordination Agreement shall be amended and restated to read in its entirety as set forth herein, when (i) the Administrative Agent shall have received counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received a telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) the Effective Date shall have occurred.

     SECTION 21. Obligations Several; Limited Liability.

     Each of the Pledgors and the Collateral Agent agrees and acknowledges that
(i) the obligations of each Pledgor hereunder are several and not joint, (ii)
the breach by any Pledgor of any obligation hereunder will not subject any other
Pledgor to liability for such breach and (iii) the obligations of the Borrower under the Loan Documents shall not be satisfied by the assets of any Pledgor other than the Collateral of such Pledgor pledged hereunder.

     SECTION 22. Additional Pledgors.

     The Borrower and each Pledgor covenants that it shall cause each Person which becomes a partner in the Borrower by reason of the creation or transfer of
a

                                       13

partnership interest by it to become a party to this agreement and bound by its terms, through the execution of an Addendum to Pledge Agreement, substantially in the form of Exhibit A hereto, and the delivery thereof to the Collateral
Agent.

     SECTION 23. Non-recourse to Pledgors; No Recourse to Partners in Pledgors.

     (a) The Collateral Agent and the Banks shall have no recourse against any
Pledgor hereunder, except in respect of misrepresentation or breach of warranty or covenant by such Pledgor, and, except as aforesaid, the recourse of the
Collateral Agent and the Banks to any Pledgor shall be limited to the Collateral pledged by it hereunder. No recourse shall be had to any Pledgor, in its capacity as a partner of either Borrower, for any claim based on the breach by the Borrower of its obligations hereunder.

     (b) No recourse shall be had to any partner in any Pledgor, in its capacity as a partner in such Pledgor, for any liability or breach by such Pledgor of its obligations under this Agreement.

                                       14

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    UNIVERSAL CITY DEVELOPMENT PARTNERS,
                                    LP, a Delaware limited partnership

                                    By:   UNIVERSAL CITY FLORIDA HOLDING CO. II,
                                          a Florida general partnership, its
                                          general partner

                                          By: UNIVERSAL CITY PROPERTY
                                              MANAGEMENT COMPANY II, a
                                              Delaware corporation, a general
                                              partner

                                              By: /s/ John Preston
                                                  ------------------------------
                                                  Title: Authorized Signatory

                                          By  RANK ORLANDO II, INC., a Delaware
                                              corporation, a general partner

                                              By: /s/ John Watson
                                                  ------------------------------
                                                  Title: President

                                    UNIVERSAL CITY FLORIDA HOLDING CO. I, a
                                    Florida general partnership

                                    By:   UNIVERSAL CITY PROPERTY
                                          MANAGEMENT COMPANY, a Delaware
                                          corporation, a general partner

                                          By: /s/ John Preston
                                              ----------------------------------
                                              Title: Authorized Signatory

                                    By:   RANK ORLANDO, INC., a Delaware
                                          corporation, a general partner

                                          By: /s/ John Watson
                                              ----------------------------------
                                              Title: President

                                       15

                                Notice:
                                Universal City Property Management Company
                                100 Universal City Plaza
                                Universal City, CA  91608
                                Attn:  President
                                Facsimile:  (818) 733-0202

                                       and

                                Rank Leisure Holdings PLC
                                6 Connaught Place
                                London U.K.  W2 2EZ
                                Attn:  The Company Secretary
                                Facsimile:  011-44-171-262-9886

                                       and

                                Rank America Inc.
                                5 Concourse Parkway
                                Atlanta, Georgia  30328
                                Attn:  Executive Vice President
                                Facsimile:  (770) 392-0585
                                Locations:  Orange County, FL
                                Los Angeles County, CA
                                Fulton County, GA

                          UNIVERSAL CITY FLORIDA HOLDING CO. II, a
                          Florida general partnership

                          By:   UNIVERSAL CITY PROPERTY
                                MANAGEMENT COMPANY II, a Delaware
                                corporation, a general partner

                                By: /s/ John Preston
                                    ----------------------------------------
                                    Title: Authorized Signatory

                          By:   RANK ORLANDO II, INC., a Delaware
                                corporation, a general partner

                                By: /s/ John Watson
                                    ----------------------------------------
                                    Title: President

                                       16

                                 Notice:
                                 Universal City Property Management Company II
                                 100 Universal City Plaza
                                 Universal City, CA  91608
                                 Attn:  President
                                 Facsimile:  (818) 733-0202

                                        and

                                 Rank Leisure Holdings PLC
                                 6 Connaught Place
                                 London U.K.  W2 2EZ
                                 Attn:  The Company Secretary
                                 Facsimile:  011-44-171-262-9886

                                        and

                                 Rank America Inc.
                                 5 Concourse Parkway
                                 Atlanta, Georgia  30328
                                 Attn:  Executive Vice President
                                 Facsimile:  (770) 392-0585
                                 Locations:  Orange County, FL
                                 Los Angeles County, CA
                                 Fulton County, GA

                                       17

                           MORGAN GUARANTY TRUST COMPANY OF
                           NEW YORK (successor by merger to J.P. Morgan
                           Delaware), as Collateral Agent

                                 By: /s/ Robert Bottamedi
                                     ----------------------------------------
                                     Title: Vice President

                                 Address: 60 Wall Street
                                          New York, NY 10260

                                       18

                                                                       EXHIBIT A

                          ADDENDUM TO PLEDGE AGREEMENT
                          ----------------------------

To:       Morgan Guaranty Trust Company of New York, as Collateral Agent (the
          "COLLATERAL AGENT") for Banks party to that certain Amended and
          Restated Credit Agreement dated as of November 5, 1999, by and among
          Universal City Development Partners, LP, said Banks, and Morgan
          Guaranty Trust Company of New York, as administrative agent, and the
          Collateral Agent

     The undersigned hereby consents to and agrees to be bound by the terms and conditions of the Amended and Restated Pledge Agreement dated as of January__,
2000 by and among Universal City Development Partners, LP, the Pledgors listed on the signature pages thereof and the Collateral Agent as if it were an original signatory thereto, and hereby pledges and grants a security interest in the Collateral (as therein defined) of the undersigned in accordance with the terms thereof.

                                                 [NAME OF PLEDGOR]

                                          By: _______________________________
                                              Name:
                                              Title:
                                              Date:
                                              Address:
                                              Location:

                                                                       EXHIBIT G

                           FORM OF NOTICE OF BORROWING

                               NOTICE OF BORROWING

                                                             [Dated as required
                                                             by Section 2.02(a)]
To:   Morgan Guaranty Trust Company of New York,
      as Administrative Agent

From: Universal City Development Partners, LP (the "BORROWER")

Re:   Notice of Borrowing

     Reference is made to the Amended and Restated Credit Agreement (the "CREDIT
AGREEMENT") dated as of November 5, 1999 among the Borrower, the Banks parties thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent
and as Collateral Agent. Capitalized terms used herein and not defined herein shall have the meaning assigned thereto in the Credit Agreement.

     The Borrower hereby gives notice of the following Borrowing under the
Credit Agreement:

                  Date of Borrowing:           ____________*
                  Aggregate Amount            $____________**
                  of Borrowing

                  Class of Loans
                  Comprising such
                  Borrowing                    =     [Term Loans]
                                                           or
                                                     [Working Capital Loans]

--------
     * Domestic Business Day in case of Base Rate Borrowings or Euro-Dollar
Business Day in case of Euro-Dollar Borrowing.

     ** Subject to Section 2.01(c) of Credit Agreement.

         Initial Type
         of Loans Comprising
         such Borrowing            =        [Base Rate Loans]
                                                    or
                                            [Euro-Dollar Loans]*

         In case of a Euro-
         Dollar Borrowing,
         the duration in months
         of the Initial
         Interest Period
         Applicable thereto        =        [one],[two][three]
                                                  [six] or [twelve]**

         In case of a Term
         Loan Borrowing,
         Current Required
         Equity Allocation         =        $____________

     The Borrower hereby irrevocably allocates to the Project an amount of
Funded Equity not previously so allocated equal to the Current Required Equity
Allocation.

                                                 Very truly yours,

                                                 UNIVERSAL CITY
                                                 DEVELOPMENT PARTNERS, LP

                                                 By:
                                                     ---------------------------
                                                 Authorized Signatory

--------
     *  Choose one.
     ** Choose one; see definition of Interest Period. Specify alternative choice if twelve month period is initial choice.

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